                     BANC OF AMERICA SECURITIES [LOGO] (TM)

            --------------------------------------------------------

      THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

      BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND
IF ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-G
$2,507,706,000 (APPROXIMATE)

CLASSES 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 3-A-3, 3-A-4,
3-A-5, M-1, M-2, M-3, M-4, M-5 AND M-6 (OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
SERVICER AND SECURITIES ADMINISTRATOR

JULY 26, 2006

            --------------------------------------------------------

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

          THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO
          BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
          U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE
          WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE
          UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF
          THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS
          SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES
          FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

  o  PRELIMINARY SUMMARY OF CERTIFICATES (To Call)                        PG. 4

  o  PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)                    PG. 4

  o  PRELIMINARY SUMMARY OF TERMS                                         PG. 5

  o  PRELIMINARY DISTRIBUTIONS ON CERTIFICATES                            PG. 12

  o  AGGREGATE LOAN GROUP DEFINITIONS                                     PG. 29

  o  PRELIMINARY SWAP SCHEDULE                                            PG. 38

  o  PRELIMINARY INTEREST RATE CAP A SCHEDULE                             PG. 39

  o  PRELIMINARY INTEREST RATE CAP B SCHEDULE                             PG. 40

  o  PRELIMINARY INTEREST RATE FLOOR SCHEDULE                             PG. 41

                                                                               3

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            PRELIMINARY SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------------------------------------------
                                                      TO CALL/ROLL(1)
--------------------------------------------------------------------------------------------------------------------
                                                                             EXPECTED
                                                                             MATURITY
                                                        EST.   EST. PRIN.       TO
           APPROX.                                      WAL      WINDOW     CALL/ROLL @   DELAY         EXPECTED
CLASS      SIZE (2)       INTEREST - PRINCIPAL TYPE    (YRS)     (MOS)      25% CPR/CPB    DAYS         RATINGS
--------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                MOODY'S    S&P
--------------------------------------------------------------------------------------------------------------------

 1-A-1   $396,306,000      Floating Rate - Senior       3.01     1 - 95          95          0        Aaa      AAA
--------------------------------------------------------------------------------------------------------------------
 2-A-1   $710,054,000   Floating Rate - Super Senior    3.01     1 - 95          95          0        Aaa      AAA
--------------------------------------------------------------------------------------------------------------------
 2-A-2   $350,040,000   Floating Rate - Super Senior    0.99     1 - 27          27          0        Aaa      AAA
--------------------------------------------------------------------------------------------------------------------
 2-A-3   $200,000,000   Floating Rate - Super Senior    3.39    27 - 60          60          0        Aaa      AAA
--------------------------------------------------------------------------------------------------------------------
 2-A-4   $160,014,000   Floating Rate - Super Senior    6.93    60 - 95          95          0        Aaa      AAA
--------------------------------------------------------------------------------------------------------------------
 2-A-5   $157,790,000       Floating Rate - Super       3.01     1 - 95          95          0        Aaa      AAA
                               Senior Support
--------------------------------------------------------------------------------------------------------------------
 3-A-1   $106,914,000     Fixed/Floating(4) - Super     3.14    1 - 117         117         19        Aaa      AAA
                                   Senior
--------------------------------------------------------------------------------------------------------------------
 3-A-2    $11,879,000     Fixed/Floating(4) - Super     3.14    1 - 117         117         19        Aaa      AAA
                               Senior Support
--------------------------------------------------------------------------------------------------------------------
 3-A-3   $200,000,000     Fixed/Floating(4) - Super     1.80     1 - 57          57         19        Aaa      AAA
                                   Senior
--------------------------------------------------------------------------------------------------------------------
 3-A-4    $64,359,000     Fixed/Floating(4) - Super     7.29   57 - 117         117         19        Aaa      AAA
                                   Senior
--------------------------------------------------------------------------------------------------------------------
 3-A-5    $46,652,000     Fixed/Floating(4) - Super     3.14    1 - 117         117         19        Aaa      AAA
                               Senior Support
--------------------------------------------------------------------------------------------------------------------
  M-1     $32,880,000     Floating Rate - Mezzanine     5.21    37 - 95          95          0        Aa1      AA+
--------------------------------------------------------------------------------------------------------------------
  M-2     $16,440,000     Floating Rate - Mezzanine     5.21    37 - 95          95          0        Aa2      AA
--------------------------------------------------------------------------------------------------------------------
  M-3     $12,646,000     Floating Rate - Mezzanine     5.21    37 - 95          95          0        Aa3      AA-
--------------------------------------------------------------------------------------------------------------------
  M-4     $12,646,000     Floating Rate - Mezzanine     5.21    37 - 95          95          0         A1      A+
--------------------------------------------------------------------------------------------------------------------
  M-5     $16,440,000     Floating Rate - Mezzanine     5.16    37 - 95          95          0         A3      A-
--------------------------------------------------------------------------------------------------------------------
  M-6     $12,646,000     Floating Rate - Mezzanine     4.80    37 - 85          85          0        Baa2     BBB
--------------------------------------------------------------------------------------------------------------------
NOT OFFERED HEREUNDER
--------------------------------------------------------------------------------------------------------------------
  M-7     $12,646,000
----------------------
  CE       $8,851,733                                     INFORMATION NOT PROVIDED HEREIN
----------------------
   R         N/A
--------------------------------------------------------------------------------------------------------------------

(1)   Estimated weighted average life, principal window and maturity for the
      Group 1, Group 2 and Mezzanine Certificates are estimated to the 10%
      cleanup call at a pricing speed of 25 CPR. The estimated weighted average life, principal window and maturity for the Group 3 Certificates is estimated to the weighted average roll date of Group 3 at a pricing speed of 25 CPB.

(2)   Class sizes are approximate and are subject to a +/- 5% variance.

(3)   For each Distribution Date interest will accrue on the Group 1, Group 2 and Mezzanine Certificates at a rate equal to one-month LIBOR plus a related fixed margin, subject to the applicable Net WAC Rate and a cap of
      10.50% per annum.

(4)   For each Distribution Date prior to the Distribution Date in January 2016, interest will accrue on the Group 3 Certificates at a per annum rate equal to the lesser of (i) 5.75% and (ii) the applicable Net WAC Rate. For each
      Distribution Date on and after the Distribution Date in January 2016, interest will accrue on the Group 3 Certificates at a per annum rate equal to one-year LIBOR plus a related fixed margin, subject to the applicable
      Net WAC Rate.

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            PRELIMINARY SUMMARY OF CERTIFICATES
---------------------------------------------------------------------------------------------------------------------
                                                        TO MATURITY
---------------------------------------------------------------------------------------------------------------------
                                                        EST.   EST. PRIN.    EXPECTED
           APPROX.                                      WAL      WINDOW        FINAL      DELAY         EXPECTED
 CLASS     SIZE(2)        INTEREST - PRINCIPAL TYPE    (YRS)     (MOS)       MATURITY      DAYS         RATINGS
---------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                MOODY'S    S&P
---------------------------------------------------------------------------------------------------------------------

 1-A-1   $396,306,000      Floating Rate - Senior       3.29    1 - 221         221          0        Aaa      AAA
---------------------------------------------------------------------------------------------------------------------
 2-A-1   $710,054,000   Floating Rate - Super Senior    3.29    1 - 221         221          0        Aaa      AAA
---------------------------------------------------------------------------------------------------------------------
 2-A-2   $350,040,000   Floating Rate - Super Senior    0.99     1 - 27          27          0        Aaa      AAA
---------------------------------------------------------------------------------------------------------------------
 2-A-3   $200,000,000   Floating Rate - Super Senior    3.39    27 - 60          60          0        Aaa      AAA
---------------------------------------------------------------------------------------------------------------------
 2-A-4   $160,014,000   Floating Rate - Super Senior    8.18    60 - 221        221          0        Aaa      AAA
---------------------------------------------------------------------------------------------------------------------
 2-A-5   $157,790,000       Floating Rate - Super       3.29    1 - 221         221          0        Aaa      AAA
                               Senior Support
---------------------------------------------------------------------------------------------------------------------
 3-A-1   $106,914,000     Fixed/Floating(4) - Super     3.31    1 - 221         221         19        Aaa      AAA
                                   Senior
---------------------------------------------------------------------------------------------------------------------
 3-A-2    $11,879,000     Fixed/Floating(4) - Super     3.31    1 - 221         221         19        Aaa      AAA
                               Senior Support
---------------------------------------------------------------------------------------------------------------------
 3-A-3   $200,000,000     Fixed/Floating(4) - Super     1.79     1 - 57          57         19        Aaa      AAA
                                   Senior
---------------------------------------------------------------------------------------------------------------------
 3-A-4    $64,359,000     Fixed/Floating(4) - Super     8.00    57 - 221        221         19        Aaa      AAA
                                   Senior
---------------------------------------------------------------------------------------------------------------------
 3-A-5    $46,652,000     Fixed/Floating(4) - Super     3.31    1 - 221         221         19        Aaa      AAA
                               Senior Support
---------------------------------------------------------------------------------------------------------------------
  M-1     $32,880,000     Floating Rate - Mezzanine     5.61    37 - 136        136          0        Aa1      AA+
---------------------------------------------------------------------------------------------------------------------
  M-2     $16,440,000     Floating Rate - Mezzanine     5.53    37 - 125        125          0        Aa2      AA
---------------------------------------------------------------------------------------------------------------------
  M-3     $12,646,000     Floating Rate - Mezzanine     5.46    37 - 117        117          0        Aa3      AA-
---------------------------------------------------------------------------------------------------------------------
  M-4     $12,646,000     Floating Rate - Mezzanine     5.36    37 - 110        110          0         A1      A+
---------------------------------------------------------------------------------------------------------------------
  M-5     $16,440,000     Floating Rate - Mezzanine     5.18    37 - 101        101          0         A3      A-
---------------------------------------------------------------------------------------------------------------------
  M-6     $12,646,000     Floating Rate - Mezzanine     4.80    37 - 85          85          0        Baa2     BBB
---------------------------------------------------------------------------------------------------------------------
NOT OFFERED HEREUNDER
---------------------------------------------------------------------------------------------------------------------
 M-7      $12,646,000
----------------------
 CE        $8,851,733                                     INFORMATION NOT PROVIDED HEREIN
----------------------
  R          N/A
---------------------------------------------------------------------------------------------------------------------

(1)   Estimated weighted average life, principal window and maturity for the
      Senior and Mezzanine Certificates are estimated to Maturity at a pricing speed of 25 CPR.

(2)   Class sizes are approximate and are subject to a +/- 5% variance.

(3)   For each Distribution Date interest will accrue on the Group 1, Group 2 and Mezzanine Certificates at a rate equal to one-month LIBOR plus a related fixed margin, subject to the applicable Net WAC Rate and a cap of
      10.50% per annum.

(4)   For each Distribution Date prior to the Distribution Date in January 2016, interest will accrue on the Group 3 Certificates at a per annum rate equal to the lesser of (i) 5.75% and (ii) the applicable Net WAC Rate. For each
      Distribution Date on and after the Distribution Date in January 2016, interest will accrue on the Group 3 Certificates at a per annum rate equal to one-year LIBOR plus a related fixed margin, subject to the applicable
      Net WAC Rate.

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Transaction:                          Banc of America Funding Corporation,
                                      Mortgage Pass-Through Certificates, Series
                                      2006-G

Issuing Entity:                       Banc of America Funding 2006-G Trust

Lead Manager (Book Runner):           Banc of America Securities LLC

Servicer and Securities               Wells Fargo Bank, N.A.
Administrator:

Sponsor:                              Bank of America, National Association

Depositor:                            Banc of America Funding Corporation

Trustee and Custodian:                U.S. Bank National Association

Supplemental Interest Trust Trustee:  Wells Fargo Bank, N.A.

Rating Agencies:                      Standard & Poor's, a division of The
                                      McGraw-Hill Companies, Inc. and Moody's
                                      Investors Service, Inc.

Swap Provider:                        TBD

Cap Provider:                         TBD

Transaction Size:                     $2,529,203,733 (+/- 5%)

Offered Certificates:                 $396,306,000 Class 1-A-1
                                      $710,054,000 Class 2-A-1
                                      $350,040,000 Class 2-A-2
                                      $200,000,000 Class 2-A-3
                                      $160,014,000 Class 2-A-4
                                      $157,790,000 Class 2-A-5
                                      $106,914,000 Class 3-A-1
                                      $11,879,000 Class 3-A-2
                                      $200,000,000 Class 3-A-3
                                      $64,359,000 Class 3-A-4
                                      $46,652,000 Class 3-A-5

--------------------------------------------------------------------------------

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Offered Certificates: Continued       $32,880,000      Class M-1
                                      $16,440,000      Class M-2
                                      $12,646,000      Class M-3
                                      $12,646,000      Class M-4
                                      $16,440,000      Class M-5
                                      $12,646,000      Class M-6

The Mortgage Pool:                    The "Mortgage Pool" will consist of
                                      adjustable rate, conventional, fully
                                      amortizing mortgage loans (the "Mortgage
                                      Loans") secured by first liens on one- to
                                      four-family properties.  All of the
                                      Mortgage Loans were acquired by Bank of
                                      America, National Association from Wells
                                      Fargo Bank, N.A.

Group 1 Mortgage Loans:               The Group 1 Mortgage Loans consist of
                                      One-Year LIBOR and One-Year CMT-based
                                      conforming ARMs secured by first lien,
                                      one-to-four family, residential
                                      properties. The Group 1 Mortgage Loans
                                      have a fixed interest rate for the first
                                      5 or 7 years after origination and
                                      thereafter the Group 1 Mortgage Loans
                                      have a variable interest rate.
                                      Approximately 95.49% of the Group 1
                                      Mortgage Loans require only the payment
                                      of interest until the 61st, 85th, or
                                      121st payment. The mortgage interest rate
                                      adjusts at the end of the initial fixed
                                      interest rate period and annually
                                      thereafter.

Group 2 Mortgage Loans:               The Group 2 Mortgage Loans consist of
                                      One-Year LIBOR and One-Year CMT-based
                                      conforming and jumbo balance ARMs secured
                                      by first lien, one-to-four family,
                                      residential properties. The Group 2
                                      Mortgage Loans have a fixed interest rate
                                      for the first 3, 5, 7 or 10 years after
                                      origination and thereafter the Group 2
                                      Mortgage Loans have a variable interest
                                      rate. Approximately 92.13% of the Group 2
                                      Mortgage Loans require only the payment
                                      of interest until the 37th, 60th, 61st,
                                      85th, or 121st payment. The mortgage
                                      interest rate adjusts at the end of the
                                      initial fixed interest rate period and
                                      annually thereafter.

Group 3 Mortgage Loans:               The Group 3 Mortgage Loans consist of
                                      One-Year CMT based conforming balance
                                      ARMs secured by first lien, one-to-four
                                      family residential properties. The Group
                                      3 Mortgage Loans have a fixed interest
                                      rate for the first 10 years after
                                      origination and thereafter the Group 3
                                      Mortgage Loans have a variable interest
                                      rate. Approximately 93.33% of the Group 3
                                      Mortgage Loans require only the payment
                                      of interest until the 121st payment. The
                                      mortgage interest rate adjusts at the end
                                      of the initial fixed interest rate period
                                      and annually thereafter.

--------------------------------------------------------------------------------

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Expected Pricing Date:                Week of July 24, 2006

Expected Closing Date:                On or about July 31, 2006

Distribution Date:                    20th day of each month, or the next
                                      succeeding business day
                                      (First Distribution Date: August 21,
                                      2006)

Cut-off Date:                         July 1, 2006

Senior Certificates:                  Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3,
                                      2-A-4, 2-A-5, 3-A-1, 3-A-2, 3-A-3, 3-A-4
                                      and 3-A-5

Subordinate Certificates:             Classes M-1, M-2, M-3, M-4, M-5, M-6 and
                                      M-7

Super Senior Certificates:            Classes 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                                      3-A-1, 3-A-3 and 3-A-4

Super Senior Support Certificates:    Classes 2-A-5, 3-A-2 and 3-A-5

Group 1 Certificates:                 Class 1-A-1

Group 2 Certificates:                 Classes 2-A-1, 2-A-2, 2-A-3, 2-A-4 and
                                      2-A-5

Group 3 Certificates:                 Classes 3-A-1, 3-A-2, 3-A-3, 3-A-4 and
                                      3-A-5

Class M Certificates:                 Classes M-1, M-2, M-3, M-4, M-5, M-6 and
                                      M-7

Day Count Actual/360:                 Class 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                                      2-A-5, M-1, M-2, M-3, M-4, M-5, M-6 and
                                      M-7 Certificates

Day Count 30/360:                     Class 3-A-1, 3-A-2, 3-A-3, 3-A-4 and
                                      3-A-5 Certificates

Final Scheduled Distribution Date:    July 20, 2036

Prepayment Speed Assumption:          25% CPR for Group 1, Group 2, and Class
                                      M. 25 CPB for Group 3

Clearing:                             DTC, Clearstream and Euroclear

Denominations:                        Original Certificate      Minimum       Incremental
                                              Form           Denominations   Denominations
                                      --------------------   -------------   -------------

  Senior Certificates                      Book Entry           $ 1,000           $1

  Class M  Certificates                    Book Entry           $25,000           $1

--------------------------------------------------------------------------------

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Determination Date:                   For any Distribution Date, the 16th day
                                      of the month in which the Distribution
                                      Date occurs or, if that day is not a
                                      business day, the immediately preceding
                                      business day.

Record Date:                          One business day preceding any
                                      Distribution Date or, with respect to the
                                      Group 3 Certificates, the last business
                                      day of the month preceding the month of
                                      such Distribution Date.

SMMEA Eligibility:                    The Senior Certificates and the Class
                                      M-1, Class M-2 and Class M-3 Certificates
                                      are expected to constitute "mortgage
                                      related securities" for purposes of SMMEA.
--------------------------------------------------------------------------------

Tax Structure:                        For federal income tax purposes, certain
                                      segregated portions of the Trust
                                      (exclusive of the Swap Agreement, the
                                      Interest Rate Cap Agreements, the
                                      Interest Rate Floor Agreement, the Swap
                                      Account and the Supplemental Interest
                                      Trust) will be treated as one or more
                                      "real estate mortgage investment
                                      conduits" (each, a "REMIC").   Each of
                                      the Offered Certificates represent an
                                      interest in two assets for federal income
                                      tax purposes: (i) a "regular interest" in
                                      a REMIC, which will be treated as
                                      newly-originated debt instruments for
                                      most federal income tax purposes and (ii)
                                      the right to payment of Net WAC Rate
                                      Carryover Amounts, which is expected to
                                      represent an interest in a notional
                                      principal contract for federal income tax
                                      purposes.

                                      Certain classes of the Offered
                                      Certificates may be issued with "original
                                      issue discount" depending on their issue
                                      price. If your class of Offered
                                      Certificates is issued with original
                                      issue discount, you must report original
                                      issue discount income over the life of
                                      such Certificate, often well before such
                                      income is distributed in cash to you.

--------------------------------------------------------------------------------

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Optional Termination Date:            The NIMS Insurer, if any, will have the
                                      option to purchase all the Mortgage Loans
                                      and any properties that the Issuing Entity
                                      acquired in satisfaction of any of the
                                      Mortgage Loans. If there is no NIMS
                                      Insurer, the majority holder of the Class
                                      CE Certificates will have the option. If
                                      the majority holder of the Class CE
                                      Certificates fails to exercise the option
                                      on the first possible date or is an
                                      affiliate of the Sponsor, the Servicer
                                      will have the option. This option can be
                                      exercised when the aggregate Stated
                                      Principal Balance of the Mortgage Loans is
                                      less than 10% of the aggregate unpaid
                                      principal balance of the Mortgage Loans as
                                      of the Cut-off Date; provided, however,
                                      any optional termination will be permitted
                                      only pursuant to a "qualified liquidation"
                                      as defined under Section 860F of the
                                      Internal Revenue Code of 1986, as amended.

The Pooling Agreement:                The Certificates will be issued pursuant
                                      to a Pooling and Servicing Agreement (the
                                      "Pooling Agreement") to be dated the
                                      Closing Date, among the Depositor, the
                                      Servicer, the Securities Administrator and
                                      the Trustee.

--------------------------------------------------------------------------------

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
ERISA Eligibility:                    The Offered Certificates, exclusive of the
                                      right to receive payments in respect of
                                      the Swap Agreement, are expected to be
                                      eligible for purchase by or on behalf of
                                      an employee benefit plan or arrangement,
                                      including an individual retirement
                                      account, subject to the Employee
                                      Retirement Income Security Act of 1974, as
                                      amended ("ERISA"), Section 4975 of the
                                      Internal Revenue Code of 1986, as amended
                                      (the "Code") or any federal, state or
                                      local law ("Similar Law") which is similar
                                      to ERISA or the Code (collectively, a
                                      "Plan") if the conditions of the Exemption
                                      (as defined below) are met. PRIOR TO THE
                                      TERMINATION OF THE SUPPLEMENTAL INTEREST
                                      TRUST, A PLAN MUST ALSO MEET THE
                                      REQUIREMENTS OF AN INVESTOR-BASED CLASS
                                      EXEMPTION TO BE ELIGIBLE TO PURCHASE THE
                                      OFFERED CERTIFICATES.

                                      The U.S. Department of Labor has extended
                                      to Banc of America Securities LLC an
                                      administrative exemption (the "Exemption")
                                      from certain of the prohibited transaction
                                      rules of ERISA and the related excise tax
                                      provisions of Section 4975 of the Code
                                      with respect to the initial purchase, the
                                      holding and the subsequent resale by
                                      certain Plans of certificates in
                                      pass-through trusts that consist of
                                      certain receivables, loans and other
                                      obligations that meet the conditions and
                                      requirements of the Exemption.

                                      A fiduciary or other person acting on
                                      behalf of any Plan should carefully review
                                      with its legal advisors whether the
                                      purchase or holding of an Offered
                                      Certificate could give rise to a
                                      transaction prohibited or not otherwise
                                      permissible under ERISA, the Code or
                                      Similar Law. Prospective Plan investors
                                      should consult with their legal advisors
                                      concerning the impact of ERISA, the Code
                                      and Similar Law, the applicability of the
                                      Exemption, and the potential consequences
                                      in their specific circumstances, prior to
                                      making an investment in the Offered
                                      Certificates. Moreover, each Plan
                                      fiduciary should determine whether under
                                      the governing plan instruments and the
                                      applicable fiduciary standards of
                                      investment prudence and diversification,
                                      an investment in the Offered Certificates
                                      is appropriate for the Plan, taking into
                                      account the overall investment policy of
                                      the Plan and the composition of the Plan's
                                      investment portfolio.

--------------------------------------------------------------------------------

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Targeted                              Prior to the Stepdown Date, approximately
Overcollateralization Amount:         0.35% of the aggregate Stated Principal
                                      Balance of the Mortgage Loans as of the
                                      Cut-off Date. On and after the Stepdown
                                      Date, if a Trigger Event has not occurred,
                                      the lesser of (i) 0.35% of the aggregate
                                      Stated Principal Balance of the Mortgage
                                      Loans as of the Cut-off Date and (ii) the
                                      greater of (x) 0.70% of the aggregate
                                      Stated Principal Balance of the Mortgage
                                      Loans as of the last day of the related
                                      Collection Period and (y) 0.35% of the
                                      aggregate Stated Principal Balance of the
                                      Mortgage Loans as of the Cut-off Date. If
                                      a Trigger Event is in effect, the Targeted
                                      Overcollateralization Amount will be the
                                      Targeted Overcollateralization Amount for
                                      the immediately preceding Distribution
                                      Date.

Overcollateralization Amount:         The Overcollateralization Amount on any
                                      Distribution Date is equal to the excess
                                      of the aggregate Stated Principal Balance
                                      of the Mortgage Loans as of the last day
                                      of the related Collection Period over the
                                      aggregate class balance of the
                                      Certificates (after taking into account
                                      all distributions of principal on such
                                      Distribution Date). On the Closing Date,
                                      the Overcollateralization Amount is
                                      expected to equal the Targeted
                                      Overcollateralization Amount. To the
                                      extent the Overcollateralization Amount is
                                      reduced below the Overcollateralization
                                      Target Amount, Excess Cashflow will be
                                      directed to restore the
                                      Overcollateralization Amount until the
                                      Targeted Overcollateralization Amount is
                                      reached.

Overcollateralization Release         The Overcollateralization Release Amount
Amount:                               means, with respect to any Distribution
                                      Date on or after the Stepdown Date on
                                      which a Trigger Event is not in effect,
                                      the lesser of (x) the Principal Remittance
                                      Amount for such Distribution Date and (y)
                                      the excess, if any, of (i) the
                                      Overcollateralization Amount for such
                                      Distribution Date (assuming that 100% of
                                      the Principal Remittance Amount is applied
                                      as a principal payment on the Certificates
                                      on such Distribution Date) over (ii) the
                                      Targeted Overcollateralization Amount for
                                      such Distribution Date. On any
                                      Distribution Date before the Stepdown Date
                                      or on which a Trigger Event is in effect,
                                      the Overcollateralization Release Amount
                                      will be zero.

Overcollateralization Deficiency      As of any Distribution Date, the
Amount:                               Overcollateralization Deficiency Amount is
                                      the excess, if any, of (a) the Targeted
                                      Overcollateralization Amount for such
                                      Distribution Date over (b) the
                                      Overcollateralization Amount for such
                                      Distribution Date, calculated for this
                                      purpose after taking into account the
                                      reduction on such Distribution Date of the
                                      class balances of Senior and Class M
                                      Certificates resulting from the
                                      distribution of the applicable Principal
                                      Distribution Amounts (but not the Extra
                                      Principal Distribution Amount) on such
                                      Distribution Date, but prior to taking
                                      into account the allocation of any
                                      Realized Losses on such Distribution Date.

--------------------------------------------------------------------------------

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Excess Cashflow:                      On each Distribution Date is equal to the
                                      sum of (x) any Overcollateralization
                                      Release Amount, (y) the excess of the
                                      Interest Remittance Amount over the
                                      interest paid on the Senior and Class M
                                      Certificates and (z) the excess of the
                                      Principal Remittance Amount over the
                                      principal distributed on the Senior and
                                      Class M Certificates.

Stepdown Date:                        The earlier to occur of (i) the
                                      Distribution Date on which the aggregate
                                      class balance of the Senior Certificates
                                      has been reduced to zero and (ii) the
                                      later to occur of (a) the Distribution
                                      Date in August 2009 and (b) the first
                                      Distribution Date on which the Credit
                                      Enhancement Percentage is greater than or
                                      equal to double the Credit Enhancement
                                      Percentage as of the Closing Date. The
                                      Credit Enhancement Percentage is obtained
                                      by dividing (x) the sum of the aggregate
                                      class balance of the Class M Certificates
                                      and the Overcollateralization Amount
                                      (before taking into account distributions
                                      of principal on such Distribution Date) by
                                      (y) the aggregate Stated Principal Balance
                                      of the Mortgage Loans as of the last day
                                      of the related Collection Period.

Pass-Through Rates:                   The Pass-Through Rates for the Group 1,
                                      Group 2 and Class M Certificates is the
                                      least of (1) the sum of (a) one-month
                                      LIBOR as determined for the related period
                                      and (b) the related certificate margin,
                                      (2) the applicable Net WAC Rate and (3)
                                      10.500% per annum.

                                      The Pass-Through Rate for the Group 3
                                      Certificates for each Distribution Date
                                      prior to the Distribution Date in January
                                      2016 will be per annum rate equal to the
                                      lesser of (i) 5.750% and (ii) the
                                      applicable Net WAC Rate. For each
                                      Distribution Date on and after the
                                      Distribution Date in January 2016, the
                                      Pass-Through Rate for the Group 3
                                      Certificates will be the least of (1) the
                                      sum of (a) one-year LIBOR as determined
                                      for the related period and (b) the related
                                      certificate margin, (2) the applicable Net
                                      WAC Rate.

                                      On each Distribution Date after the
                                      Optional Termination Date, the certificate
                                      margin for the Group 1 and Group 2
                                      Certificates will double and the
                                      certificate margin for the Class M
                                      Certificates will be 1.5 times the related
                                      initial certificate margin.

Net Mortgage Rate:                    The Net Mortgage Rate for each Mortgage
                                      Loan is equal to its mortgage interest
                                      rate less the Servicing Fee Rate.

--------------------------------------------------------------------------------

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Group 1 Net WAC Rate:                 The Group 1 Net WAC Rate for any
                                      Distribution Date will be a per annum rate
                                      (expressed on the basis of an assumed
                                      360-day year and the actual number of days
                                      elapsed during the related accrual period)
                                      equal to (i) the average of the Net
                                      Mortgage Interest Rates for the Group 1
                                      Mortgage Loans, weighted on the basis of
                                      the Stated Principal Balances of such
                                      Mortgage Loans as of the first day of the
                                      related Collection Period less (ii) 12
                                      times the quotient of (a) the Net Swap
                                      Payment or Swap Termination Payment, if
                                      any, made to the Swap Provider (only if
                                      such Swap Termination Payment is not due
                                      to a Swap Provider Trigger Event (as
                                      defined in the Interest Rate Swap
                                      Agreement)) and (b) the sum of the
                                      aggregate Stated Principal Balance of the
                                      Group 1 Mortgage Loans and the Group 2
                                      Mortgage Loans as of the first day of the
                                      related Collection Period.

Group 2 Net WAC Rate:                 The Group 2 Net WAC Rate for any
                                      Distribution Date will be a per annum rate
                                      (expressed on the basis of an assumed
                                      360-day year and the actual number of days
                                      elapsed during the related accrual period)
                                      equal to (i) the average of the Net
                                      Mortgage Interest Rates for the Group 2
                                      Mortgage Loans, weighted on the basis of
                                      the Stated Principal Balances of such
                                      Mortgage Loans as of the first day of the
                                      related Collection Period less (ii) 12
                                      times the quotient of (a) the Net Swap
                                      Payment or Swap Termination Payment, if
                                      any, made to the Swap Provider (only if
                                      such Swap Termination Payment is not due
                                      to a Swap Provider Trigger Event (as
                                      defined in the Interest Rate Swap
                                      Agreement)) and (b) the sum of the
                                      aggregate Stated Principal Balance of the
                                      Group 1 Mortgage Loans and the Group 2
                                      Mortgage Loans as of the first day of the
                                      related Collection Period.

Group 3 Net WAC Rate:                 The Group 3 Net WAC Rate for any
                                      Distribution Date will be a per annum rate
                                      equal to the average of the Net Mortgage
                                      Interest Rates for the Group 3 Mortgage
                                      Loans, weighted on the basis of the Stated
                                      Principal Balances of such Mortgage Loans
                                      as of the first day of the related
                                      Collection Period.

Mezzanine Net WAC Rate:               The Mezzanine Net WAC Rate for any
                                      Distribution Date will be a per annum rate
                                      (expressed on the basis of an assumed
                                      360-day year and the actual number of days
                                      elapsed during the related accrual period)
                                      equal to (i) the average of the Net
                                      Mortgage Interest Rates for the Mortgage
                                      Loans, weighted on the basis of the Stated
                                      Principal Balances of the Mortgage Loans
                                      as of the first day of the related
                                      Collection Period less (ii) 12 times the
                                      quotient of (a) the Net Swap Payment or
                                      Swap Termination Payment, if any, made to
                                      the Swap Provider (only if such Swap
                                      Termination Payment is not due to a Swap
                                      Provider Trigger Event (as defined in the
                                      Interest Rate Swap Agreement)) and (b) the
                                      aggregate Stated Principal Balance of the
                                      Mortgage Loans as of the first day of the
                                      related Collection Period.

--------------------------------------------------------------------------------

                                                                              14

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Net WAC Rate Carryover Amount:        On any Distribution Date for any class of
                                      Certificates, the excess of (x) the amount
                                      of interest such class of Certificates
                                      would have been entitled to receive on
                                      such Distribution Date if the Pass-Through
                                      Rate had not been limited by the
                                      applicable Net WAC Rate over (y) the
                                      amount of interest such class of
                                      Certificates received on such Distribution
                                      Date based on the applicable Net WAC Rate,
                                      together with the unpaid portion of any
                                      such excess from prior Distribution Dates
                                      (and interest accrued thereon at the then
                                      applicable Pass-Through Rate on such
                                      class).

--------------------------------------------------------------------------------
Trigger Event:                        A Trigger Event exists with respect to any
                                      Distribution Date on or after the Stepdown
                                      Date if, as of the last day of the related
                                      Collection Period, (i) the three month
                                      rolling average of 60+ day delinquent
                                      Mortgage Loans (including Mortgage Loans
                                      that are in bankruptcy or foreclosure and
                                      are 60+ days delinquent or that are REO)
                                      is greater than 40.00% of the Credit
                                      Enhancement Percentage or (ii) if the
                                      aggregate amount of Realized Losses on the
                                      Mortgage Loans incurred since the Cut-off
                                      Date through the last day of the related
                                      Collection Period (reduced by the
                                      aggregate amount of Recoveries related to
                                      the Mortgage Loans received since the
                                      Cut-off Date through the last day of the
                                      related Collection Period) divided by the
                                      aggregate Stated Principal Balance of the
                                      Mortgage Loans on the Cut-off Date exceeds
                                      the value defined below for such
                                      Distribution Date:

                                                                  CUMULATIVE
                                                                   REALIZED
                                        DISTRIBUTION DATES      LOSS PERCENTAGE
                                        ------------------      ---------------
                                      August 2008 - July 2009        0.15%
                                      August 2009 - July 2010        0.30%
                                      August 2010 - July 2011        0.55%
                                      August 2011 - July 2012        0.75%
                                       August 2012 and after         0.90%

--------------------------------------------------------------------------------

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Priority of Distributions-Principal:  With respect to each Distribution Date (a)
                                      before the Stepdown Date or (b) on which a
                                      Trigger Event is in effect, the Principal
                                      Distribution Amount will be distributed in
                                      the following order of priority:

                                      first, concurrently, as follows:

                                            (i) to the Class 1-A-1 Certificates,
                                      the Group 1 Senior Principal Distribution
                                      Amount until the class balance thereof
                                      have been reduced to zero;

                                            (ii) the Group 2 Senior Principal
                                      Distribution Amount as follows:

                                            (a) approximately 89.9999873249%
                                      concurrently, as follows:

                                                  (I) approximately 50% to the
                                      Class 2-A-1 Certificates, until the class
                                      balance thereof has been reduced to zero;
                                      and

                                                  (II) approximately 50%
                                      sequentially to the Class 2-A-2, Class
                                      2-A-3 and Class 2-A-4 Certificates, in
                                      that order, until the class balances
                                      thereof have been reduced to zero; and

                                            (b) approximately 10.0000126751% to
                                      the Class 2-A-5 Certificates, until the
                                      class balance thereof has been reduced to
                                      zero.

                                            (iii) the Group 3 Senior Principal
                                      Distribution Amount as follows:

                                            (a) approximately 27.6388772557% to
                                      the Class 3-A-1 and Class 3-A-2
                                      Certificates, pro rata, until the class
                                      balances thereof have been reduced to
                                      zero;

                                            (b) approximately 72.3611227443%
                                      concurrently as follows:

                                                  (I) approximately
                                            84.9998874638%, sequentially, to
                                            Class 3-A-3 and Class 3-A-4
                                            Certificates, in that order, until
                                            the class balances thereof have been
                                            reduced to zero; and

                                                  (II) approximately
                                            15.0001125362% to Class 3-A-5
                                            Certificates, until the class
                                            balance thereof has been reduced to
                                            zero; and

                                      second, concurrently, as follows:

                                            (i) concurrently, the Group 1 Senior
                                      Principal Distribution Amount remaining
                                      after payment pursuant to priority first
                                      clause (i) above, pro rata, as follows:

                                                  (a) to the Group 2
                                         Certificates, as specified in priority
                                         first, clause (ii) above; and

                                                  (b) to the Group 3
                                         Certificates, as specified in priority
                                         first, clause (iii) above;

                                            (ii) concurrently, the Group 2
                                      Senior Principal Distribution Amount
                                      remaining after payment pursuant to
                                      priority first clause (ii) above, pro
                                      rata, as follows:

                                                  (a) to the Group 1
                                         Certificates, as specified in priority
                                         first, clause (i) above; and

                                                  (b) to the Group 3
                                         Certificates, as specified in priority
                                         first, clause (iii) above;

--------------------------------------------------------------------------------

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Priority of Distributions-Principal:
Continued                                   (iii) concurrently, the Group 3
                                      Senior Principal Distribution Amount
                                      remaining after payment pursuant to
                                      priority first clause (iii) above, pro
                                      rata, as follows:

                                                  (a) to the Group 1
                                         Certificates, as specified in priority
                                         first, clause (i) above; and

                                                  (b) to the Group 2
                                         Certificates, as specified in priority
                                         first, clause (ii) above;

                                      third, to the Class M-1 Certificates,
                                      until the class balance thereof has been
                                      reduced to zero;

                                      fourth, to the Class M-2 Certificates,
                                      until the class balance thereof has been
                                      reduced to zero;

                                      fifth, to the Class M-3 Certificates,
                                      until the class balance thereof has been
                                      reduced to zero;

                                      sixth, to the Class M-4 Certificates,
                                      until the class balance thereof has been
                                      reduced to zero;

                                      seventh, to the Class M-5 Certificates,
                                      until the class balance thereof has been
                                      reduced to zero;

                                      eighth, to the Class M-6 Certificates,
                                      until the class balance thereof has been
                                      reduced to zero;

                                      ninth, to the Class M-7 Certificates,
                                      until the class balance thereof has been
                                      reduced to zero; and

                                      tenth, any remaining Principal
                                      Distribution Amount will be distributed as
                                      part of the Monthly Excess Cashflow Amount
                                      as described below under "Excess Cashflow
                                      Distribution."

--------------------------------------------------------------------------------

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Priority of Distributions-            On each Distribution Date, (a) on or after
Principal: Continued                  the Stepdown Date and (b) on which a
                                      Trigger Event is not in effect, the
                                      Principal Distribution Amount, to the
                                      extent available, will be distributed in
                                      the following order of priority:

                                      first, concurrently, as follows:

                                            (i) to the Class 1-A-1 Certificates,
                                      the Group 1 Senior Principal Distribution
                                      Amount until the class balance thereof
                                      have been reduced to zero;

                                            (ii) the Group 2 Senior Principal
                                      Distribution Amount as follows:

                                            (a) approximately 89.9999873249%
                                      concurrently, as follows:

                                                  (I) approximately 50% to the
                                      Class 2-A-1 Certificates, until the class
                                      balance thereof has been reduced to zero;
                                      and

                                                  (II) approximately 50%
                                      sequentially to the Class 2-A-2, Class
                                      2-A-3 and Class 2-A-4 Certificates, in
                                      that order, until the class balances
                                      thereof have been reduced to zero; and

                                            (b) approximately 10.0000126751% to
                                      the Class 2-A-5 Certificates, until the
                                      class balance thereof has been reduced to
                                      zero.

                                            (iii) the Group 3 Senior Principal
                                      Distribution Amount as follows:

                                            (a) approximately 27.6388772557% to
                                      the Class 3-A-1 and Class 3-A-2
                                      Certificates, pro rata, until the class
                                      balances thereof have been reduced to
                                      zero;

                                            (b) approximately 72.3611227443%
                                      concurrently as follows:

                                                  (I) approximately
                                            84.9998874638%, sequentially, to
                                            Class 3-A-3 and Class 3-A-4
                                            Certificates, in that order, until
                                            the class balances thereof have been
                                            reduced to zero; and

                                                  (II) approximately
                                            15.0001125362% to Class 3-A-5
                                            Certificates, until the class
                                            balance thereof has been reduced to
                                            zero; and

                                      second, concurrently, as follows:

                                            (i) concurrently, the Group 1 Senior
                                      Principal Distribution Amount remaining
                                      after payment pursuant to priority first
                                      clause (i) above, pro rata, as follows:

                                                  (a) to the Group 2
                                         Certificates, as specified in priority
                                         first, clause (ii) above; and

                                                  (b) to the Group 3
                                         Certificates, as specified in priority
                                         first, clause (iii) above;

                                            (ii) concurrently, the Group 2
                                      Senior Principal Distribution Amount
                                      remaining after payment pursuant to
                                      priority first clause (ii) above, pro
                                      rata, as follows:

                                                  (a) to the Group 1
                                         Certificates, as specified in priority
                                         first, clause (i) above; and

                                                  (b) to the Group 3
                                         Certificates, as specified in priority
                                         first, clause (iii) above;

--------------------------------------------------------------------------------

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Priority of Distributions-                  (iii) concurrently, the Group 3
Principal: Continued                  Senior Principal Distribution Amount
                                      remaining after payment pursuant to
                                      priority first clause (iii) above, pro
                                      rata, as follows:

                                                  (a) to the Group 1
                                         Certificates, as specified in priority
                                         first, clause (i) above; and

                                                  (b) to the Group 2
                                         Certificates, as specified in priority
                                         first, clause (ii) above;

                                      third, to the Class M-1 Certificates, up
                                      to the Class M-1 Principal Distribution
                                      Amount, until the class balance thereof
                                      has been reduced to zero;

                                      fourth, to the Class M-2 Certificates, up
                                      to the Class M-2 Principal Distribution
                                      Amount, until the class balance thereof
                                      has been reduced to zero;

                                      fifth, to the Class M-3 Certificates, up
                                      to the Class M-3 Principal Distribution
                                      Amount, until the class balance thereof
                                      has been reduced to zero;

                                      sixth, to the Class M-4 Certificates, up
                                      to the Class M-4 Principal Distribution
                                      Amount, until the class balance thereof
                                      has been reduced to zero;

                                      seventh, to the Class M-5 Certificates,
                                      up to the Class M-5 Principal
                                      Distribution Amount, until the class
                                      balance thereof has been reduced to zero;

                                      eighth, to the Class M-6 Certificates, up
                                      to the Class M-6 Principal Distribution
                                      Amount, until the class balance thereof
                                      has been reduced to zero;

                                      ninth, to the Class M-7 Certificates, up
                                      to the Class M-7 Principal Distribution
                                      Amount, until the class balance thereof
                                      has been reduced to zero; and

                                      tenth, any remaining Principal
                                      Distribution Amount will be distributed
                                      as part of the Monthly Excess Cashflow
                                      Amount as described below under "Excess
                                      Cashflow Distribution."

--------------------------------------------------------------------------------

                                                                              19

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Priority of Distributions-Interest:   first, concurrently, as follows:

                                            (i) from the Interest Remittance
                                      Amount for Loan Group 1 to the Group 1
                                      Certificates, the Accrued Certificate
                                      Interest thereon for such Distribution
                                      Date;

                                            (ii) concurrently, from the Interest
                                      Remittance Amount for Loan Group 2 to the
                                      Group 2 Certificates, pro rata, the
                                      Accrued Certificate Interest thereon for
                                      such Distribution Date;

                                            (iii) concurrently, from the
                                      Interest Remittance Amount for Loan Group
                                      3 to the Group 3 Certificates, pro rata,
                                      the Accrued Certificate Interest thereon
                                      for such Distribution Date;

                                      second, concurrently, as follows:

                                            (i) from the remaining Interest
                                      Remittance Amount for Loan Group 1 to the
                                      Group 1 Certificates, the Interest
                                      Carryforward Amount thereon for such
                                      Distribution Date;

                                            (ii) concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 2 to the Group 2 Certificates,
                                      pro rata, the Interest Carryforward Amount
                                      thereon for such Distribution Date;

                                            (iii) concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 3 to the Group 3 Certificates,
                                      pro rata, the Interest Carryforward Amount
                                      thereon for such Distribution Date;

                                      third, concurrently, as follows:

                                            (i) if the remaining Interest
                                      Remittance Amount for Loan Group 1 is
                                      insufficient to pay the Accrued
                                      Certificate Interest for Group 1 for such
                                      Distribution Date in priority first,
                                      clause (i), concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 2 and the remaining Interest
                                      Remittance Amount for Loan Group 3, to the
                                      Group 1 Certificates, to cover such
                                      shortfall for such Distribution Date;

                                            (ii) if the remaining Interest
                                      Remittance Amount for Loan Group 2 is
                                      insufficient to pay the Accrued
                                      Certificate Interest for Group 2 for such
                                      Distribution Date in priority first,
                                      clause (ii), concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 1 and the remaining Interest
                                      Remittance Amount for Loan Group 3, to the
                                      Group 2 Certificates, pro rata, to cover
                                      such shortfall for such Distribution Date;

                                            (iii) if the remaining Interest
                                      Remittance Amount for Loan Group 3 is
                                      insufficient to pay the Accrued
                                      Certificate Interest for Group 3 for such
                                      Distribution Date in priority first,
                                      clause (iii), concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 1 and the remaining Interest
                                      Remittance Amount for Loan Group 2, to the
                                      Group 3 Certificates, pro rata, to cover
                                      such shortfall for such Distribution Date;

--------------------------------------------------------------------------------

                                                                              20

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Priority of Distributions-Interest:   fourth, concurrently, as follows:
Continued
                                            (i) if the remaining Interest
                                      Remittance Amount for Loan Group 1 is
                                      insufficient to pay the Interest
                                      Carryforward Amount for Group 1 for such
                                      Distribution Date in priority second,
                                      clause (i), concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 2 and the remaining Interest
                                      Remittance Amount for Loan Group 3, to the
                                      Group 1 Certificates, to cover such
                                      shortfall for such Distribution Date;

                                            (ii) if the remaining Interest
                                      Remittance Amount for Loan Group 2 is
                                      insufficient to pay the Interest
                                      Carryforward Amount for Group 2 for such
                                      Distribution Date in priority second,
                                      clause (ii), concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 1 and the remaining Interest
                                      Remittance Amount for Loan Group 3, to the
                                      Group 2 Certificates, pro rata, to cover
                                      such shortfall for such Distribution Date;

                                            (iii) if the remaining Interest
                                      Remittance Amount for Loan Group 3 is
                                      insufficient to pay the Interest
                                      Carryforward Amount for Group 3 for such
                                      Distribution Date in priority second,
                                      clause (iii), concurrently, from the
                                      remaining Interest Remittance Amount for
                                      Loan Group 1 and the remaining Interest
                                      Remittance Amount for Loan Group 2, to the
                                      Group 3 Certificates, pro rata, to cover
                                      such shortfall for such Distribution Date;

                                      fifth, to the Class M-1 Certificates, the
                                      Accrued Certificate Interest thereon for
                                      such Distribution Date;

                                      sixth, to the Class M-2 Certificates, the
                                      Accrued Certificate Interest thereon for
                                      such Distribution Date;

                                      seventh, to the Class M-3 Certificates,
                                      the Accrued Certificate Interest thereon
                                      for such Distribution Date;

                                      eighth, to the Class M-4 Certificates, the
                                      Accrued Certificate Interest thereon for
                                      such Distribution Date;

                                      ninth, to the Class M-5 Certificates, the
                                      Accrued Certificate Interest thereon for
                                      such Distribution Date;

                                      tenth, to the Class M-6 Certificates, the
                                      Accrued Certificate Interest thereon for
                                      such Distribution Date;

                                      eleventh, to the Class M-7 Certificates,
                                      the Accrued Certificate Interest thereon
                                      for such Distribution Date; and

                                      twelfth, any remaining Interest Remittance
                                      Amount w ill be distributed as part of the
                                      Monthly Excess Cashflow Amount as
                                      described below under "Excess Cashflow
                                      Distribution."

--------------------------------------------------------------------------------

                                                                              21

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Excess Cashflow Distribution:         On each Distribution Date, any excess
                                      cashflow shall be paid as follows:

                                        (i)     concurrently, to the Senior
                                                Certificates, any remaining
                                                Accrued Certificate Interest,
                                                pro rata;

                                        (ii)    to the Senior Certificates any
                                                Interest Carryforward Amount,
                                                pro rata;

                                        (iii)   concurrently, to the Super
                                                Senior Support Certificates, any
                                                Allocated Realized Loss Amounts
                                                for the Super Senior Support
                                                Certificates, pro rata;

                                        (iv)    to the Class M-1 Certificates,
                                                any remaining Accrued
                                                Certificate Interest;

                                        (v)     to the Class M-1 Certificates,
                                                any Interest Carryforward
                                                Amount;

                                        (vi)    to the Class M-1 Certificates,
                                                any Allocated Realized Loss
                                                Amounts for the Class M-1
                                                Certificates;

                                        (vii)   to the Class M-2 Certificates,
                                                any remaining Accrued
                                                Certificate Interest;

                                        (viii)  to the Class M-2 Certificates,
                                                any Interest Carryforward
                                                Amount;

                                        (ix)    to the Class M-2 Certificates,
                                                any Allocated Realized Loss
                                                Amounts for the Class M-2
                                                Certificates;

                                        (x)     to the Class M-3 Certificates,
                                                any remaining Accrued
                                                Certificate Interest;

                                        (xi)    to the Class M-3 Certificates,
                                                any Interest Carryforward
                                                Amount;

                                        (xii)   to the Class M-3 Certificates,
                                                any Allocated Realized Loss
                                                Amounts for the Class M-3
                                                Certificates;

                                        (xiii)  to the Class M-4 Certificates,
                                                any remaining Accrued
                                                Certificate Interest;

                                        (xiv)   to the Class M-4 Certificates,
                                                any Interest Carryforward
                                                Amount;

                                        (xv)    to the Class M-4 Certificates,
                                                any Allocated Realized Loss
                                                Amounts for the Class M-4
                                                Certificates;

                                        (xvi)   to the Class M-5 Certificates,
                                                any remaining Accrued
                                                Certificate Interest;

                                        (xvii)  to the Class M-5 Certificates,
                                                any Interest Carryforward
                                                Amount;

                                        (xviii) to the Class M-5 Certificates,
                                                any Allocated Realized Loss
                                                Amounts for the Class M-5
                                                Certificates;

--------------------------------------------------------------------------------

                                                                              22

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Excess Cashflow Distribution            (xix)   to the Class M-6 Certificates,
(continued):                                    any remaining Accrued
                                                Certificate Interest;

                                        (xx)    to the Class M-6 Certificates,
                                                any Interest Carryforward
                                                Amount;

                                        (xxi)   to the Class M-6 Certificates,
                                                any Allocated Realized Loss
                                                Amounts for the Class M-6
                                                Certificates;

                                        (xxii)  to the Class M-7 Certificates,
                                                any remaining Accrued
                                                Certificate Interest;

                                        (xxiii) to the Class M-7 Certificates,
                                                any Interest Carryforward
                                                Amount;

                                        (xxiv)  to the Class M-7 Certificates,
                                                any Allocated Realized Loss
                                                Amounts for the Class M-7
                                                Certificates;

                                        (xxv)   an amount equal to any unpaid
                                                remaining Net WAC Rate Carryover
                                                Amounts first to the Senior
                                                Certificates, pro rata, based on
                                                Net WAC Rate Carryover Amounts
                                                for each such class, and second,
                                                sequentially, to the Class M-1,
                                                Class M-2, Class M-3, Class M-4,
                                                Class M-5, Class M-6, and Class
                                                M-7 Certificates;

                                        (xxvi)  to the Supplemental Interest
                                                Trust, to fund any Defaulted
                                                Swap Termination Payment; and

                                        (xxvii) any remaining amounts as
                                                specified in the Pooling
                                                Agreement.

--------------------------------------------------------------------------------

                                                                              23

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Swap Agreement:                       On the Closing Date, the Supplemental
                                      Interest Trust Trustee on behalf of the
                                      supplemental interest trust (the
                                      "Supplemental Interest Trust") will enter
                                      into an Interest Rate Swap Agreement with
                                      a notional amount equal to, on each
                                      Distribution Date, the "Swap Notional
                                      Amount." Under the Interest Rate Swap
                                      Agreement, the Supplemental Interest Trust
                                      will be obligated to pay a monthly rate on
                                      the Swap Notional Amount (calculated on a
                                      30/360 basis) as set forth in the Interest
                                      Rate Swap Agreement to the Swap Provider
                                      and the Supplemental Interest Trust will
                                      be entitled to receive an amount equal to
                                      the then-current rate of one-month LIBOR
                                      on the Swap Notional Amount (calculated on
                                      an actual/360 basis) as set forth in the
                                      Interest Rate Swap Agreement from the Swap
                                      Provider, until the Interest Rate Swap
                                      Agreement is terminated. Only the net
                                      amount of the two obligations will be paid
                                      by the appropriate party ("Net Swap
                                      Payment"). See the attached schedule for
                                      the Swap Notional Amount for each
                                      Distribution Date.

                                      Generally, the Net Swap Payment will be
                                      deposited into a swap account (the "Swap
                                      Account") by the Supplemental Interest
                                      Trust Trustee pursuant to the Pooling and
                                      Servicing Agreement and amounts on deposit
                                      in the Swap Account will be distributed as
                                      described below under "Supplemental
                                      Interest Trust Distributions" and in
                                      accordance with the terms set forth in the
                                      Pooling and Servicing Agreement. The Swap
                                      Account will be part of the Supplemental
                                      Interest Trust but not an asset of any
                                      REMIC.

                                      Upon early termination of the Interest
                                      Rate Swap Agreement, the Supplemental
                                      Interest Trust or the Swap Provider may be
                                      liable to make a termination payment (the
                                      "Swap Termination Payment") to the other
                                      party (regardless of which party caused
                                      the termination). The Swap Termination
                                      Payment will be computed in accordance
                                      with the procedures set forth in the
                                      Interest Rate Swap Agreement. In the event
                                      that the Supplemental Interest Trust is
                                      required to make a Swap Termination
                                      Payment, the payment will be paid on the
                                      related Distribution Date, and on any
                                      subsequent Distribution Dates until paid
                                      in full, generally prior to distributions
                                      to certificateholders.

--------------------------------------------------------------------------------

                                                                              24

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Swap Agreement: Continued             In the event that the Supplemental
                                      Interest Trust receives a Swap Termination
                                      Payment, and a successor Swap Provider
                                      cannot be obtained, then such Swap
                                      Termination Payment will be deposited into
                                      a reserve account and the Supplemental
                                      Interest Trust Trustee, on each subsequent
                                      Distribution Date, will withdraw the
                                      amount of any Net Swap Payment due to the
                                      Supplemental Interest Trust (calculated in
                                      accordance with the terms of the original
                                      Interest Rate Swap Agreement) and
                                      administer such Net Swap Payment in
                                      accordance with the terms of the Pooling
                                      and Servicing Agreement.

                                      A "Defaulted Swap Termination Payment"
                                      means any payment required to be made by
                                      the Supplemental Interest Trust to the
                                      Swap Provider pursuant to the Interest
                                      Rate Swap Agreement as a result of an
                                      event of default under the Interest Rate
                                      Swap Agreement with respect to which the
                                      Swap Provider is the defaulting party or a
                                      termination event (including a downgrade
                                      termination event) under that agreement
                                      (other than illegality or a tax event)
                                      with respect to which the Swap Provider is
                                      the sole Affected Party (as defined in the
                                      Interest Rate Swap Agreement).

--------------------------------------------------------------------------------

                                                                              25

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Interest Rate Cap Contracts:             On the Closing Date, the Supplemental
                                      Interest Trust Trustee will enter into two
                                      separate Interest Rate Cap Agreements.
                                      Under the first Interest Rate Cap
                                      Agreement ("Interest Rate Cap Agreement
                                      A"), the Cap Provider will be obligated to
                                      pay, on each Distribution Date, to the
                                      Supplemental Interest Trust Trustee an
                                      amount equal to the product of (a) the
                                      excess, if any, of (i) the lesser of (x)
                                      the then current one-month LIBOR rate and
                                      (y) 5.460% over (ii) 5.170% and (b) the
                                      then current notional amount set forth on
                                      the attached Interest Rate Cap Schedule
                                      for Interest Rate Cap Agreement A, based
                                      on an "actual/360" basis until such
                                      Interest Rate Cap Agreement is terminated.

                                         Generally Cap A interest rate cap
                                      payments will be deposited into the
                                      Supplemental Interest Trust by the
                                      Supplemental Interest Trust Trustee and
                                      will be distributed as set forth below
                                      under "Supplemental Interest Trust
                                      Distributions."

                                         Under the second Interest Rate Cap
                                      Agreement ("Interest Rate Cap Agreement
                                      B"), the Cap Provider will be obligated to
                                      pay, on each Distribution Date, to the
                                      Supplemental Interest Trust Trustee an
                                      amount equal to the product of (a) the
                                      excess, if any, of (i) the lesser of (x)
                                      the then current one-month LIBOR rate and
                                      (y) the high strike rate for such
                                      Distribution Date and (ii) the low strike
                                      rate for such Distribution Date and (b)
                                      the then current notional amount set forth
                                      on the attached Interest Rate Cap Schedule
                                      for Interest Rate Cap Agreement B, based
                                      on an "actual/360" basis until such
                                      Interest Rate Cap Agreement is terminated.

                                         Generally Cap B interest rate cap
                                      payments will be distributed first to pay
                                      any remaining Net WAC Rate Carryover
                                      Amounts to the Senior Certificates, pro
                                      rata, based on the Net WAC Rate Carryover
                                      Amounts for each such class, and second,
                                      sequentially, to pay any remaining Net WAC
                                      Rate Carryover Amounts to the Class M-1,
                                      Class M-2, Class M-3, Class M-4, Class
                                      M-5, Class M-6, and Class M-7
                                      Certificates.

--------------------------------------------------------------------------------

                                                                              26

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Interest Rate Floor Contract:         On the Closing Date, the Supplemental
                                      Interest Trust Trustee will enter into an
                                      Interest Rate Floor Agreement. Under the
                                      Interest Rate Floor Agreement, the Cap
                                      Provider will be obligated to pay, on each
                                      Distribution Date, to the Supplemental
                                      Interest Trust Trustee an amount equal to
                                      the product of (a) the amount by which
                                      1.000% exceeds the then current one-month
                                      LIBOR rate and (b) the then current
                                      notional amount set forth on the attached
                                      Interest Rate Floor Schedule, based on an
                                      "actual/360" basis until such Interest
                                      Rate Floor Agreement is terminated.

                                      Generally, these interest rate floor
                                      payments will be deposited into the
                                      Supplemental Interest Trust by the
                                      Supplemental Interest Trust Trustee and
                                      will be distributed first to pay any
                                      remaining Net WAC Rate Carryover Amounts
                                      to the Senior Certificates, pro rata,
                                      based on the Net WAC Rate Carryover
                                      Amounts for each such class, and second,
                                      sequentially, to pay any remaining Net WAC
                                      Rate Carryover Amounts to the Class M-1,
                                      Class M-2, Class M-3, Class M-4, Class
                                      M-5, Class M-6, and Class M-7
                                      Certificates.

--------------------------------------------------------------------------------

                                                                              27

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTIONS ON CERTIFICATES
--------------------------------------------------------------------------------
Supplemental Interest Trust              On any Distribution Date and after all
Distribution:                         distributions made under "Priority of
                                      Distributions--Interest", "--Principal"
                                      and "--Excess Cashflow" above, funds in
                                      the Supplemental Interest Trust with
                                      respect to the Swap Agreement and the
                                      Interest Rate Cap Agreement A will be
                                      distributed in the following order of
                                      priority:

                                         (i)  to the Swap Provider, all Net Swap
                                              Payments, if any, owed to the Swap
                                              Provider for such Distribution
                                              Date;

                                        (ii)  to the Swap Provider, any Swap
                                              Termination Payment, other than a
                                              Defaulted Swap Termination
                                              Payment, if any, owed to the Swap
                                              Provider;

                                       (iii)  to pay any Interest Carryforward
                                              Amounts on the Senior
                                              Certificates, pro rata, and then
                                              to pay any Interest Carryforward
                                              Amounts to the Class M
                                              Certificates, sequentially in
                                              alphanumeric order;

                                        (iv)  to pay any principal on the
                                              Certificates then entitled to
                                              distributions of principal, in
                                              accordance with the principal
                                              payments provisions described
                                              herein, in an amount necessary to
                                              maintain the applicable Target
                                              Overcollateralization Amount;

                                         (v)  to pay concurrently in proportion
                                              of their respective Allocated
                                              Realized Loss Amounts, to the
                                              Super Senior Support Certificates,
                                              any remaining Allocated Realized
                                              Loss Amounts and then to pay to
                                              the Class M Certificates,
                                              sequentially, in alphanumeric
                                              order, the amount of any remaining
                                              Allocated Realized Loss Amounts;

                                        (vi)  to pay concurrently in proportion
                                              of their respective Net WAC Rate
                                              Carryover Amounts after giving
                                              effect to distributions already
                                              made on such Distribution Date, to
                                              the Senior Certificates, any
                                              remaining Net WAC Rate Carryover
                                              Amounts;

                                       (vii)  to pay the Class M Certificates
                                              sequentially in alphanumeric order
                                              any remaining Net WAC Rate
                                              Carryover Amounts;

                                      (viii)  to the Swap Provider, any
                                              Defaulted Swap Termination
                                              Payment, to the extent not already
                                              paid; and

                                        (ix)  to the holders of the Class CE
                                              Certificates, any remaining
                                              amounts.

--------------------------------------------------------------------------------

                                                                              28

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Allocated Realized Loss Amount:          An Allocated Realized Loss Amount with
                                      respect to any class of the Class M
                                      Certificates or the Super Senior Support
                                      Certificates and any Distribution Date is
                                      an amount equal to the sum of any Realized
                                      Loss allocated to that class of Class M
                                      Certificates or Super Senior Support
                                      Certificates on such Distribution Date and
                                      any Allocated Realized Loss Amount
                                      allocated to that class of Class M
                                      Certificates or Super Senior Support
                                      Certificates remaining unpaid from
                                      previous Distribution Dates.

Class M-1 Principal Distribution         The Class M-1 Principal Distribution
Amount:                               Amount is an amount equal to the excess of
                                      (x) the sum of the class balances of the
                                      Senior Certificates (after taking into
                                      account the aggregate Senior Principal
                                      Distribution Amount) and the Class M-1
                                      Certificates immediately prior to such
                                      Distribution Date over (y) the lesser of
                                      (A) the product of (i) approximately
                                      92.70% and (ii) the aggregate Stated
                                      Principal Balance of the Mortgage Loans as
                                      of the last day of the related collection
                                      period and (B) the aggregate Stated
                                      Principal Balance of the Mortgage Loans as
                                      of the last day of the related collection
                                      period, minus the product of (x) 0.35% and
                                      (y) the Cut-off Date Principal Balance for
                                      the Mortgage Loans.

Class M-2 Principal Distribution         The Class M-2 Principal Distribution
Amount:                               Amount is an amount equal to the excess of
                                      (x) the sum of the class balances of the
                                      Senior Certificates (after taking into
                                      account the aggregate Senior Principal
                                      Distribution Amount), the Class M-1
                                      Certificates (after taking into account
                                      the Class M-1 Principal Distribution
                                      Amount) and the Class M-2 Certificates
                                      immediately prior to such Distribution
                                      Date over (y) the lesser of (A) the
                                      product of (i) approximately 94.00% and
                                      (ii) the aggregate Stated Principal
                                      Balance of the Mortgage Loans as of the
                                      last day of the related collection period
                                      and (B) the aggregate Stated Principal
                                      Balance of the Mortgage Loans as of the
                                      last day of the related collection period,
                                      minus the product of (x) 0.35% and (y) the
                                      Cut-off Date Principal Balance for the
                                      Mortgage Loans.

Class M-3 Principal Distribution         The Class M-3 Principal Distribution
Amount:                               Amount is an amount equal to the excess of
                                      (x) the sum of the class balance of the
                                      Senior Certificates (after taking into
                                      account the aggregate Senior Principal
                                      Distribution Amount), the Class M-1
                                      Certificates (after taking into account
                                      the Class M-1 Principal Distribution
                                      Amount), the Class M-2 Certificates (after
                                      taking into account the Class M-2
                                      Principal Distribution Amount) and the
                                      Class M-3 Certificates immediately prior
                                      to such Distribution Date over (y) the
                                      lesser of (A) the product of (i)
                                      approximately 95.00% and (ii) the
                                      aggregate Stated Principal Balance of the
                                      Mortgage Loans as of the last day of the
                                      related collection period and (B) the
                                      aggregate Stated Principal Balance of the
                                      Mortgage Loans as of the last day of the
                                      related collection period, minus the
                                      product of (x) 0.35% and (y) the Cut-off
                                      Date Principal Balance for the Mortgage
                                      Loans.

--------------------------------------------------------------------------------

                                                                              29

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Class M-4 Principal Distribution         The Class M-4 Principal Distribution
Amount:                               Amount is an amount equal to the excess of
                                      (x) the sum of the class balance of Senior
                                      Certificates (after taking into account
                                      the aggregate Senior Principal
                                      Distribution Amount), the Class M-1
                                      Certificates (after taking into account
                                      the Class M-1 Principal Distribution
                                      Amount), the Class M-2 Certificates (after
                                      taking into account the Class M-2
                                      Principal Distribution Amount), the Class
                                      M-3 Certificates (after taking into
                                      account the Class M-3 Principal
                                      Distribution Amount) and the Class M-4
                                      Certificates immediately prior to such
                                      Distribution Date over (y) the lesser of
                                      (A) the product of (i) approximately
                                      96.00% and (ii) the aggregate Stated
                                      Principal Balance of the Mortgage Loans as
                                      of the last day of the related collection
                                      period and (B) the aggregate Stated
                                      Principal Balance of the Mortgage Loans as
                                      of the last day of the related collection
                                      period, minus the product of (x) 0.35% and
                                      (y) the Cut-off Date Principal Balance for
                                      the Mortgage Loans.

Class M-5 Principal Distribution         The Class M-5 Principal Distribution
Amount:                               Amount is an amount equal to the excess of
                                      (x) the sum of the class balance of Senior
                                      Certificates (after taking into account
                                      the aggregate Senior Principal
                                      Distribution Amount), the Class M-1
                                      Certificates (after taking into account
                                      the Class M-1 Principal Distribution
                                      Amount), the Class M-2 Certificates (after
                                      taking into account the Class M-2
                                      Principal Distribution Amount), the Class
                                      M-3 Certificates (after taking into
                                      account the Class M-3 Principal
                                      Distribution Amount), the Class M-4
                                      Certificates (after taking into account
                                      the Class M-4 Principal Distribution
                                      Amount) and the Class M-5 Certificates
                                      immediately prior to such Distribution
                                      Date over (y) the lesser of (A) the
                                      product of (i) approximately 97.30% and
                                      (ii) the aggregate Stated Principal
                                      Balance of the Mortgage Loans as of the
                                      last day of the related collection period
                                      and (B) the aggregate Stated Principal
                                      Balance of the Mortgage Loans as of the
                                      last day of the related collection period,
                                      minus the product of (x) 0.35% and (y) the
                                      Cut-off Date Principal Balance for the
                                      Mortgage Loans.

Class M-6 Principal Distribution         The Class M-6 Principal Distribution
Amount:                               Amount is an amount equal to the excess of
                                      (x) the sum of the class balance of Senior
                                      Certificates (after taking into account
                                      the aggregate Senior Principal
                                      Distribution Amount), the Class M-1
                                      Certificates (after taking into account
                                      the Class M-1 Principal Distribution
                                      Amount), the Class M-2 Certificates (after
                                      taking into account the Class M-2
                                      Principal Distribution Amount), the Class
                                      M-3 Certificates (after taking into
                                      account the Class M-3 Principal
                                      Distribution Amount), the Class M-4
                                      Certificates (after taking into account
                                      the Class M-4 Principal Distribution
                                      Amount), the Class M-5 Certificates (after
                                      taking into account the Class M-5
                                      Principal Distribution Amount) and the
                                      Class M-6 Certificates immediately prior
                                      to such Distribution Date over (y) the
                                      lesser of (A) the product of (i)
                                      approximately 98.30% and (ii) the
                                      aggregate Stated Principal Balance of the
                                      Mortgage Loans as of the last day of the
                                      related collection period and (B) the
                                      aggregate Stated Principal Balance of the
                                      Mortgage Loans as of the last day of the
                                      related collection period, minus the
                                      product of (x) 0.35% and (y) the Cut-off
                                      Date Principal Balance for the Mortgage
                                      Loans.

--------------------------------------------------------------------------------

                                                                              30

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Class M-7 Principal Distribution         The Class M-7 Principal Distribution
Amount:                               Amount is an amount equal to the excess of
                                      (x) the sum of the class balance of Senior
                                      Certificates (after taking into account
                                      the aggregate Senior Principal
                                      Distribution Amount), the Class M-1
                                      Certificates (after taking into account
                                      the Class M-1 Principal Distribution
                                      Amount), the Class M-2 Certificates (after
                                      taking into account the Class M-2
                                      Principal Distribution Amount), the Class
                                      M-3 Certificates (after taking into
                                      account the Class M-3 Principal
                                      Distribution Amount), the Class M-4
                                      Certificates (after taking into account
                                      the Class M-4 Principal Distribution
                                      Amount), the Class M-5 Certificates (after
                                      taking into account the Class M-5
                                      Principal Distribution Amount), the Class
                                      M-6 Certificates (after taking into
                                      account the Class M-6 Principal
                                      Distribution Amount) and the Class M-7
                                      Certificates immediately prior to such
                                      Distribution Date over (y) the lesser of
                                      (A) the product of (i) approximately
                                      99.30% and (ii) the aggregate Stated
                                      Principal Balance of the Mortgage Loans as
                                      of the last day of the related collection
                                      period and (B) the aggregate Stated
                                      Principal Balance of the Mortgage Loans as
                                      of the last day of the related collection
                                      period, minus the product of (x) 0.35% and
                                      (y) the Cut-off Date Principal Balance for
                                      the Mortgage Loans.

Extra Principal Distribution             The Extra Principal Distribution Amount
Amount:                               with respect to any Distribution Date is
                                      the lesser of (x) the excess interest for
                                      such Distribution Date and (y) the
                                      Overcollateralization Deficiency Amount
                                      for such Distribution Date.

--------------------------------------------------------------------------------

                                                                              31

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Interest Remittance Amount:              As of any Distribution Date and any
                                      Loan Group (A) the sum, without
                                      duplication, of (i) all interest collected
                                      or advanced with respect to the related
                                      Collection Period on the Mortgage Loans in
                                      such Loan Group received by the Servicer
                                      on or prior to the Determination Date for
                                      such Distribution Date (less the Servicing
                                      Fee for such Mortgage Loans, certain
                                      amounts available for reimbursement of
                                      advances and servicing advances with
                                      respect to such Mortgage Loans and certain
                                      other reimbursable expenses or
                                      indemnification payments pursuant to the
                                      Pooling Agreement), (ii) all compensating
                                      interest paid by the Servicer on such
                                      Distribution Date with respect to such
                                      Mortgage Loans, (iii) the portion of any
                                      payment in connection with any principal
                                      prepayment, substitution, purchase price,
                                      liquidation proceeds (net of certain
                                      expenses) or insurance proceeds relating
                                      to interest with respect to such Mortgage
                                      Loans received during the related
                                      collection period, (iv) any Reimbursement
                                      Amount relating to such Mortgage Loans
                                      received during the related collection
                                      period and (v) on the Distribution Date on
                                      which the optional clean-up call for the
                                      Mortgage Loans and related trust property
                                      is exercised, the principal portion of the
                                      termination price relating to such Loan
                                      Group less (B) (i) for Loan Group 1, the
                                      product of (a) any amounts payable to the
                                      Swap Provider (including any Net Swap
                                      Payment and any Swap Termination Payment
                                      owed to the Swap Provider, other than a
                                      Defaulted Swap Termination Payment) and
                                      (b) a fraction, the numerator of which is
                                      the aggregate Stated Principal Balance of
                                      the Group 1 Mortgage Loans as of the first
                                      day of the related Collection Period, and
                                      denominator of which is the aggregate of
                                      Stated Principal Balances of the Group 1
                                      and Group 2 Mortgage Loans as of the first
                                      day of the related Collection Period; and
                                      (ii) for Loan Group 2, the product of (a)
                                      any amounts payable to the Swap Provider
                                      (including any Net Swap Payment and any
                                      Swap Termination Payment owed to the Swap
                                      Provider, other than a Defaulted Swap
                                      Termination Payment) and (b) a fraction,
                                      the numerator of which is the aggregate
                                      Stated Principal Balance of the Group 2
                                      Mortgage Loans as of the first day of the
                                      related Collection Period, and denominator
                                      of which is the aggregate of the Stated
                                      Principal Balances of the Group 1 and
                                      Group 2 Mortgage Loans as of the first day
                                      of the related Collection Period.

--------------------------------------------------------------------------------

                                                                              32

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Senior Principal Distribution         As of any Distribution Date prior to the
Amount:                               Stepdown Date and on any Distribution Date
                                      thereafter on which the Trigger Event is
                                      in effect, the Senior Principal
                                      Distribution Amount will equal 100% of the
                                      Principal Distribution Amount.

                                      As of any Distribution Date on or after
                                      the Stepdown Date and as long as a Trigger
                                      Event is not in effect, the excess of (x)
                                      the aggregate class balance of the Senior
                                      Certificates immediately prior to such
                                      Distribution Date over (y) the lesser of
                                      (A) the product of (i) approximately
                                      90.10% and (ii) the aggregate Stated
                                      Principal Balance of the Mortgage Loans as
                                      of the last day of the related Collection
                                      Period and (B) the excess of the aggregate
                                      Stated Principal Balance of the Mortgage
                                      Loans as of the last day of the related
                                      Collection Period minus the product of (1)
                                      0.35% and (2) the aggregate Stated
                                      Principal Balance of the Mortgage Loans on
                                      the Cut-off Date.

--------------------------------------------------------------------------------

                                                                              33

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Group 1 Senior Principal              With respect to any Distribution Date, the
Allocation Percentage:                percentage equivalent of a fraction, the
                                      numerator of which is (x) the Principal
                                      Remittance Amount allocable to the Group 1
                                      Mortgage Loans for such Distribution Date,
                                      and the denominator of which is (y) the
                                      Principal Remittance Amount for such
                                      Distribution Date.

Group 1 Senior Principal              With respect to any Distribution Date, the
Distribution Amount:                  product of (x) the Group 1 Senior
                                      Principal Allocation Percentage and (y)
                                      the Senior Principal Distribution Amount.

Group 2 Senior Principal              With respect to any Distribution Date, the
Allocation Percentage:                percentage equivalent of a fraction, the
                                      numerator of which is (x) the Principal
                                      Remittance Amount allocable to the Group 2
                                      Mortgage Loans for such Distribution Date,
                                      and the denominator of which is (y) the
                                      Principal Remittance Amount for such
                                      Distribution Date.

Group 2 Senior Principal              With respect to any Distribution Date, the
Distribution Amount:                  product of (x) the Group 2 Senior
                                      Principal Allocation Percentage and (y)
                                      the Senior Principal Distribution Amount.

Group 3 Senior Principal              With respect to any Distribution Date, the
Allocation Percentage:                percentage equivalent of a fraction, the
                                      numerator of which is (x) the Principal
                                      Remittance Amount allocable to the Group 3
                                      Mortgage Loans for such Distribution Date,
                                      and the denominator of which is (y) the
                                      Principal Remittance Amount for such
                                      Distribution Date.

Group 3 Senior Principal              With respect to any Distribution Date, the
Distribution Amount:                  product of (x) the Group 3 Senior
                                      Principal Allocation Percentage and (y)
                                      the Senior Principal Distribution Amount.

Principal Distribution Amount:           The Principal Distribution Amount is
                                      the sum of the Principal Remittance Amount
                                      (minus the Overcollateralization Release
                                      Amount, if any) and the Extra Principal
                                      Distribution Amount, if any.

--------------------------------------------------------------------------------

                                                                              34

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Principal Remittance Amount:             The Principal Remittance Amount means
                                      with respect to any Distribution Date, the
                                      amount equal to (A) the sum of (i) all
                                      scheduled payments of principal collected
                                      or advanced on the Mortgage Loans by the
                                      Servicer that were due during the related
                                      collection period and received by the
                                      related determination date, (ii) the
                                      principal portion of all partial and full
                                      principal prepayments of the Mortgage
                                      Loans applied by the Servicer during the
                                      prior calendar month, (iii) the principal
                                      portion of all related Net Liquidation
                                      Proceeds and Insurance Proceeds,
                                      condemnation proceeds and recoveries
                                      received during the prior calendar month
                                      with respect to the Mortgage Loans, (iv)
                                      that portion of the Purchase Price,
                                      representing principal of any repurchased
                                      or substituted Mortgage Loans with respect
                                      to the prior calendar month, (v) the
                                      principal portion of any related
                                      substitution adjustments received during
                                      the prior calendar month with respect to
                                      the Mortgage Loans and (vi) on the
                                      Distribution Date on which the optional
                                      clean-up call for the Mortgage Loans and
                                      related trust property is exercised, the
                                      principal portion of the termination price
                                      less (B) to the extent any amounts payable
                                      to the Swap Provider (including any Net
                                      Swap Payment and any Swap Termination
                                      Payment owed to the Swap Provider, other
                                      than a Defaulted Swap Termination Payment)
                                      exceed the Interest Remittance Amount for
                                      such Distribution Date (without giving
                                      effect to clause (B) of the definition
                                      thereof), the amount of such excess.

--------------------------------------------------------------------------------

                                                                              35

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Realized Losses:                         A Realized Loss is (i) as to any
                                      Mortgage Loan that is liquidated, the
                                      unpaid principal balance thereof less the
                                      net proceeds from the liquidation of, and
                                      any insurance proceeds from, such Mortgage
                                      Loan and the related mortgaged property
                                      which are applied to the principal balance
                                      of such Mortgage Loan, (ii) to the extent
                                      of the amount of any reduction of
                                      principal balance by a bankruptcy court of
                                      the mortgaged property at less than the
                                      amount of the Mortgage Loan and (iii) a
                                      reduction in the monthly payment resulting
                                      from a bankruptcy proceeding.

                                         All Realized Losses on the Mortgage
                                      Loans will be allocated on each
                                      Distribution Date, first to the Excess
                                      Cashflow, second to amounts in the
                                      Supplemental Interest Trust, third in
                                      reduction of the Overcollateralization
                                      Amount, fourth to the Class M-7
                                      Certificates, fifth to the Class M-6
                                      Certificates, sixth to the Class M-5
                                      Certificates, seventh to the Class M-4
                                      Certificates, eighth to the Class M-3
                                      Certificates, ninth to the Class M-2
                                      Certificates and tenth to the Class M-1
                                      Certificates. After the class balance of
                                      the Class M-1 Certificates has been
                                      reduced to zero, Realized Losses in Loan
                                      Group 2 will be allocated to the Class
                                      2-A-5 Certificates and Realized Losses in
                                      Loan Group 3 will be allocated pro rata to
                                      each class of Group 3 Certificates, but
                                      any Realized Losses allocated to the Class
                                      3-A-1 Certificates will be borne by the
                                      Class 3-A-2 Certificates and any Realized
                                      Losses allocated to the Class 3-A-3 or
                                      Class 3-A-4 Certificates will be borne by
                                      the Class 3-A-5 Certificates. An
                                      allocation of any Realized Losses to a
                                      class on any Distribution Date will be
                                      made by reducing the class balance
                                      thereof, after taking into account all
                                      distributions made thereon on such
                                      Distribution Date. Realized Losses will
                                      not be borne by the Class 1-A-1, Class
                                      2-A-1, Class 2-A-2, Class 2-A-3, Class
                                      2-A-4, Class 3-A-1, Class 3-A-3 or Class
                                      3-A-4 Certificates. However it is possible
                                      that under certain loss scenarios there
                                      will not be enough principal and interest
                                      on the Mortgage Loans to pay such classes
                                      of Senior Certificates all interest and
                                      principal amounts to which such
                                      Certificates are then entitled.

--------------------------------------------------------------------------------

                                                                              36

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AGGREGATE LOAN GROUP DEFINITIONS
--------------------------------------------------------------------------------
Interest Carryforward Amount:            The Interest Carryforward Amount means
                                      (i) for the Senior and Class M
                                      Certificates and the first Distribution
                                      Date, zero, and (ii) with respect to the
                                      Senior and Class M Certificates and any
                                      Distribution Date after the first
                                      Distribution Date, the amount, if any, by
                                      which (a) the sum of (1) Accrued
                                      Certificate Interest for the Senior and
                                      Class M Certificates for the immediately
                                      preceding Distribution Date and (2) the
                                      outstanding Interest Carryforward Amount,
                                      if any, for such class for such preceding
                                      Distribution Date exceeds (b) the
                                      aggregate amount distributed on such class
                                      in respect of interest on such preceding
                                      Distribution Date, plus interest on the
                                      amount of interest due but not paid on the
                                      Senior and Class M Certificates on such
                                      preceding Distribution Date, to the extent
                                      permitted by law, at the Pass-Through Rate
                                      for such class for the related accrual
                                      period.

Servicing Fees:                          The Servicing Fees with respect to the
                                      Trust are payable out of the interest
                                      payments received on each Mortgage Loan.
                                      The Servicing Fees will accrue on the
                                      Stated Principal Balance of each Mortgage
                                      Loan at a rate (the "Servicing Fee Rate")
                                      equal to 0.25% per annum.

Compensating Interest:                   The aggregate Servicing Fee payable to
                                      the Servicer for any month will be reduced
                                      by an amount equal to the prepayment
                                      interest shortfall for such Distribution
                                      Date. Such amounts will be used to cover
                                      full or partial prepayment interest
                                      shortfalls, if any, on the related
                                      Mortgage Loans.

Net Mortgage Interest Rate:              As to any Mortgage Loan and
                                      Distribution Date, the excess of its
                                      mortgage interest rate over the Servicing
                                      Fee Rate.

--------------------------------------------------------------------------------

                                                                              37

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     PRELIMINARY INTEREST RATE SWAP SCHEDULE
------------------------------------------------------------------------------------------------------------------
   PERIOD   DISTRIBUTION DATE   SWAP NOTIONAL AMOUNT ($)  PERIOD   DISTRIBUTION DATE   SWAP NOTIONAL AMOUNT ($)
------------------------------------------------------------------------------------------------------------------

     1          20-Aug-06          2,097,926,537.50         32         20-Mar-09             621,323,262.70
     2          20-Sep-06          2,017,187,980.40         33         20-Apr-09             597,397,634.80
     3          20-Oct-06          1,939,555,862.90         34         20-May-09             574,393,082.09
     4          20-Nov-06          1,864,910,689.84         35         20-Jun-09             552,274,123.48
     5          20-Dec-06          1,793,138,164.82         36         20-Jul-09             531,006,630.47
     6          20-Jan-07          1,724,127,154.59         37         20-Aug-09             510,556,176.88
     7          20-Feb-07          1,657,771,604.11         38         20-Sep-09             490,892,810.08
     8          20-Mar-07          1,593,969,403.62         39         20-Oct-09             471,986,467.73
     9          20-Apr-07          1,532,622,101.84         40         20-Nov-09             453,808,035.01
     10         20-May-07          1,473,635,549.26         41         20-Dec-09             436,325,669.16
     11         20-Jun-07          1,416,918,781.06         42         20-Jan-10             419,516,427.03
     12         20-Jul-07          1,362,384,331.10         43         20-Feb-10             403,354,458.21
     13         20-Aug-07          1,309,947,926.11         44         20-Mar-10             387,814,605.80
     14         20-Sep-07          1,259,529,178.34         45         20-Apr-10             372,873,146.25
     15         20-Oct-07          1,211,050,573.35         46         20-May-10             358,507,064.77
     16         20-Nov-07          1,164,437,376.53         47         20-Jun-10             344,694,161.21
     17         20-Dec-07          1,119,617,666.92         48         20-Jul-10             331,388,929.92
     18         20-Jan-08          1,076,520,260.89         49         20-Aug-10             318,597,107.08
     19         20-Feb-08          1,035,081,484.93         50         20-Sep-10             306,298,513.94
     20         20-Mar-08            995,237,282.49         51         20-Oct-10             294,474,314.52
     21         20-Apr-08            956,926,168.72         52         20-Nov-10             283,106,150.06
     22         20-May-08            920,088,601.60         53         20-Dec-10             272,175,981.49
     23         20-Jun-08            884,668,872.63         54         20-Jan-11             261,598,016.93
     24         20-Jul-08            850,612,255.29         55         20-Feb-11             251,430,865.73
     25         20-Aug-08            817,865,625.31         56         20-Mar-11             241,658,083.93
     26         20-Sep-08            786,378,913.15         57         20-Apr-11             232,264,475.88
     27         20-Oct-08            756,104,028.77         58         20-May-11             223,225,732.82
     28         20-Nov-08            726,992,710.03         59         20-Jun-11             214,523,192.45
     29         20-Dec-08            699,001,928.94         60         20-Jul-11             206,158,877.11
     30         20-Jan-09            672,086,143.05         61         20-Aug-11             198,119,854.81
     31         20-Feb-09            646,206,532.16
------------------------------------------------------------------------------------------------------------------

                                                                              38

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     PRELIMINARY INTEREST RATE CAP A SCHEDULE
------------------------------------------------------------------------------------------------------------------
   PERIOD   DISTRIBUTION DATE   CAP NOTIONAL AMOUNT ($)   PERIOD   DISTRIBUTION DATE   CAP NOTIONAL AMOUNT ($)
------------------------------------------------------------------------------------------------------------------

     37         20-Aug-09          1,292,375,277.58         62         20-Sep-11             806,766,818.09
     38         20-Sep-09          1,268,434,034.88         63         20-Oct-11             791,490,231.91
     39         20-Oct-09          1,244,935,594.57         64         20-Nov-11             776,497,701.38
     40         20-Nov-09          1,221,871,829.86         65         20-Dec-11             761,786,466.66
     41         20-Dec-09          1,199,226,070.90         66         20-Jan-12             747,352,720.73
     42         20-Jan-10          1,176,999,111.89         67         20-Feb-12             733,189,844.41
     43         20-Feb-10          1,155,183,336.46         68         20-Mar-12             719,292,730.73
     44         20-Mar-10          1,133,770,566.49         69         20-Apr-12             705,656,427.71
     45         20-Apr-10          1,112,753,882.60         70         20-May-12             692,276,237.76
     46         20-May-10          1,092,126,011.21         71         20-Jun-12             679,148,010.77
     47         20-Jun-10          1,071,879,633.43         72         20-Jul-12             666,257,080.89
     48         20-Jul-10          1,051,944,771.99         73         20-Aug-12             653,608,410.48
     49         20-Aug-10          1,032,380,161.87         74         20-Sep-12             641,197,364.14
     50         20-Sep-10          1,013,177,873.19         75         20-Oct-12             629,019,479.73
     51         20-Oct-10            994,331,664.98         76         20-Nov-12             617,070,484.55
     52         20-Nov-10            975,834,760.25         77         20-Dec-12             605,346,155.42
     53         20-Dec-10            957,679,373.34         78         20-Jan-13             593,814,849.26
     54         20-Jan-11            939,656,615.40         79         20-Feb-13             582,501,444.21
     55         20-Feb-11            921,972,172.29         80         20-Mar-13             571,401,014.02
     56         20-Mar-11            904,618,083.88         81         20-Apr-13             560,509,581.93
     57         20-Apr-11            887,588,457.51         82         20-May-13             549,823,132.87
     58         20-May-11            870,846,440.03         83         20-Jun-13             539,338,864.44
     59         20-Jun-11            854,369,589.65         84         20-Jul-13             529,046,809.54
     60         20-Jul-11            838,200,989.78         85         20-Aug-13             518,948,755.84
     61         20-Aug-11            822,335,480.11
------------------------------------------------------------------------------------------------------------------

                                                                              39

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PRELIMINARY INTEREST RATE CAP B SCHEDULE
--------------------------------------------------------------------------------
   PERIOD   DISTRIBUTION DATE      NOTIONAL BALANCE    LOW STRIKE    HIGH STRIKE
--------------------------------------------------------------------------------
     12         20-Jul-07          2,023,718,788.67       7.5616         8.8116
     13         20-Aug-07          1,986,274,353.89       7.5529         8.8029
     14         20-Sep-07          1,949,522,049.72       7.5277         8.7777
     15         20-Oct-07          1,913,448,963.96       7.4874         8.7374
     16         20-Nov-07          1,878,042,349.93       7.4440         8.6940
     17         20-Dec-07          1,843,286,887.07       7.4016         8.6516
     18         20-Jan-08          1,809,174,071.76       7.3613         8.6113
     19         20-Feb-08          1,775,691,657.78       7.3240         8.5740
     20         20-Mar-08          1,742,827,788.67       7.2910         8.5410
     21         20-Apr-08          1,710,570,181.42       7.2632         8.5132
     22         20-May-08          1,678,909,126.81       7.2417         8.4917
     23         20-Jun-08          1,647,833,325.93       7.2276         8.4776
     24         20-Jul-08          1,617,330,874.68       7.2219         8.4719
     25         20-Aug-08          1,587,391,679.62       7.2257         8.4757
     26         20-Sep-08          1,558,005,967.91       7.7401         8.4901
     27         20-Oct-08          1,529,160,704.97       7.7640         8.5140
     28         20-Nov-08          1,500,848,843.29       7.7894         8.5394
     29         20-Dec-08          1,473,056,126.30       7.8142         8.5642
     30         20-Jan-09          1,445,777,500.66       7.8379         8.5879
     31         20-Feb-09          1,419,003,571.38       7.8602         8.6102
     32         20-Mar-09          1,392,724,338.85       7.8809         8.6309
     33         20-Apr-09          1,366,931,196.89       7.8995         8.6495
     34         20-May-09          1,341,615,107.08       7.9159         8.6659
     35         20-Jun-09          1,316,767,170.19       7.9296         8.6796
     36         20-Jul-09          1,292,375,277.58       7.9404         8.6904
     37         20-Aug-09          1,268,434,034.88       7.9479         8.6979
     38         20-Sep-09          1,244,935,594.57       7.9519         8.7019
     39         20-Oct-09          1,221,871,829.86       7.9526         8.7026
     40         20-Nov-09          1,199,226,070.90       7.9527         8.7027
     41         20-Dec-09          1,176,999,111.89       7.9528         8.7028
     42         20-Jan-10          1,155,183,336.46       7.9530         8.7030
     43         20-Feb-10          1,133,770,566.49       7.9532         8.7032
     44         20-Mar-10          1,112,753,882.60       7.9535         8.7035
     45         20-Apr-10          1,092,126,011.21       7.9540         8.7040
     46         20-May-10          1,071,879,633.43       7.9545         8.7045
     47         20-Jun-10          1,051,944,771.99       7.9552         8.7052
     48         20-Jul-10          1,032,380,161.87       7.9561         8.7061
     49         20-Aug-10          1,013,177,873.19       7.4561         8.7061
     50         20-Sep-10            994,331,664.98       7.4561         8.7061
     51         20-Oct-10            975,834,760.25       7.4561         8.7061
     52         20-Nov-10            957,679,373.34       7.4561         8.7061
     53         20-Dec-10            939,656,615.40       7.4561         8.7061
     54         20-Jan-11            921,972,172.29       7.4561         8.7061
     55         20-Feb-11            904,618,083.88       7.4561         8.7061
     56         20-Mar-11            887,588,457.51       7.4561         8.7061
     57         20-Apr-11            870,846,440.03       7.4561         8.7061
     58         20-May-11            854,369,589.65       7.4561         8.7061
--------------------------------------------------------------------------------

                                                                              40

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G   $2,507,706,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     PRELIMINARY INTEREST RATE FLOOR SCHEDULE
------------------------------------------------------------------------------------------------------------------
   PERIOD   DISTRIBUTION DATE   FLOOR NOTIONAL AMOUNT ($) PERIOD   DISTRIBUTION DATE   FLOOR NOTIONAL AMOUNT ($)
------------------------------------------------------------------------------------------------------------------

     11         20-Jun-07          2,061,868,246.98         35         20-Jun-09            1,316,767,170.19
     12         20-Jul-07          2,023,718,788.67         36         20-Jul-09            1,292,375,277.58
     13         20-Aug-07          1,986,274,353.89         37         20-Aug-09            1,268,434,034.88
     14         20-Sep-07          1,949,522,049.72         38         20-Sep-09            1,244,935,594.57
     15         20-Oct-07          1,913,448,963.96         39         20-Oct-09            1,221,871,829.86
     16         20-Nov-07          1,878,042,349.93         40         20-Nov-09            1,199,226,070.90
     17         20-Dec-07          1,843,286,887.07         41         20-Dec-09            1,176,999,111.89
     18         20-Jan-08          1,809,174,071.76         42         20-Jan-10            1,155,183,336.46
     19         20-Feb-08          1,775,691,657.78         43         20-Feb-10            1,133,770,566.49
     20         20-Mar-08          1,742,827,788.67         44         20-Mar-10            1,112,753,882.60
     21         20-Apr-08          1,710,570,181.42         45         20-Apr-10            1,092,126,011.21
     22         20-May-08          1,678,909,126.81         46         20-May-10            1,071,879,633.43
     23         20-Jun-08          1,647,833,325.93         47         20-Jun-10            1,051,944,771.99
     24         20-Jul-08          1,617,330,874.68         48         20-Jul-10            1,032,380,161.87
     25         20-Aug-08          1,587,391,679.62         49         20-Aug-10            1,013,177,873.19
     26         20-Sep-08          1,558,005,967.91         50         20-Sep-10              994,331,664.98
     27         20-Oct-08          1,529,160,704.97         51         20-Oct-10              975,834,760.25
     28         20-Nov-08          1,500,848,843.29         52         20-Nov-10              957,679,373.34
     29         20-Dec-08          1,473,056,126.30         53         20-Dec-10              939,656,615.40
     30         20-Jan-09          1,445,777,500.66         54         20-Jan-11              921,972,172.29
     31         20-Feb-09          1,419,003,571.38         55         20-Feb-11              904,618,083.88
     32         20-Mar-09          1,392,724,338.85         56         20-Mar-11              887,588,457.51
     33         20-Apr-09          1,366,931,196.89         57         20-Apr-11              870,846,440.03
     34         20-May-09          1,341,615,107.08         58         20-May-11              854,369,589.65
------------------------------------------------------------------------------------------------------------------

                                                                              41

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                      [Banc of America Securities(TM) LOGO]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-G TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-G
                          $2,507,706,000 (APPROXIMATE)

                                  JULY 26, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 1 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 5, or 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately
95.49% of the Group 1 Mortgage Loans require only the payment of interest until the 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin").
The One-Year CMT will be the weekly average yield on United States Treasury
Securities adjusted to a constant maturity of one year, as made available by the
Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable
Adjustment Date. The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.000% to 14.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross
Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                          COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                          ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                  $416,944,435
TOTAL NUMBER OF LOANS                                                  1,677
AVERAGE LOAN PRINCIPAL BALANCE                                      $248,625     $28,733 to $431,100
WA GROSS COUPON                                                       6.237%        6.000% to 8.500%
WA FICO                                                                  702              624 to 813
WA ORIGINAL TERM                                                  360 months
WA REMAINING TERM                                                 353 months       283 to 359 months
WA OLTV                                                               78.68%       15.05% to 100.00%
WA DTI                                                                38.36%         1.90% to 59.71%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                            57 months          1 to 83 months
WA GROSS MARGIN                                                       2.626%        2.250% to 2.750%
WA RATE CEILING                                                      11.239%      11.000% to 14.000%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5               27.20%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE    CA         13.26%
                                                           FL          7.26%
                                                           AZ          4.91%
                                                           VA          4.85%
                                                           WA
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                  14.75%
PERCENTAGE OF BUYDOWN LOANS                                            0.21%

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                 2
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
OCCUPANCY                          LOANS         BALANCE         BALANCE      BALANCE          SCORE              LTV
---------------------------------------------------------------------------------------------------------------------------

Primary Residence                  1,340     $342,310,012.27      82.10%    $255,455.23         701             78.47%
Second Home                          186       44,423,893.85      10.65      238,838.14         719             81.32
Investor Property                    151       30,210,529.27       7.25      200,069.73         695             77.14
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19         702             78.68%
===========================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
PROPERTY TYPE                      LOANS         BALANCE         BALANCE      BALANCE          SCORE              LTV
---------------------------------------------------------------------------------------------------------------------------

Single Family Residence            1,194     $303,942,266.09      72.90%    $254,558.01         702             77.94%
Condominium                          408       95,653,167.46      22.94      234,444.04         707             81.02
PUD Detached                          44        9,085,051.66       2.18      206,478.45         696             80.52
2-Family                              18        5,117,923.95       1.23      284,329.11         685             78.85
4-Family                               5        1,589,750.00       0.38      317,950.00         699             64.48
3-Family                               5          794,307.88       0.19      158,861.58         681             82.17
Cooperative                            3          761,968.35       0.18      253,989.45         697             83.77
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19         702             78.68%
===========================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
PURPOSE                            LOANS         BALANCE         BALANCE      BALANCE          SCORE              LTV
---------------------------------------------------------------------------------------------------------------------------

Purchase                           1,090     $258,745,622.62      62.06%    $237,381.31         706             81.61%
Refinance-Cashout                    417      113,525,642.87      27.23      272,243.75         700             73.50
Refinance-Rate/Term                  170       44,673,169.90      10.71      262,783.35         689             74.84
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19         702             78.68%
===========================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                 3
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 1 MORTGAGE
                                   LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
GEOGRAPHIC AREA                    LOANS         BALANCE         BALANCE      BALANCE          SCORE              LTV
---------------------------------------------------------------------------------------------------------------------------

Alabama                               7      $  1,872,422.54       0.45%    $267,488.93         703             84.24%
Alaska                                4           969,508.18       0.23      242,377.05         692             82.16
Arizona                             128        30,255,248.45       7.26      236,369.13         699             79.25
Arkansas                              3           532,217.62       0.13      177,405.87         673             83.09
California                          355       113,396,796.59      27.20      319,427.60         699             75.09
Colorado                             61        13,793,662.36       3.31      226,125.61         698             78.85
Connecticut                           3           954,713.86       0.23      318,237.95         704             68.35
Delaware                              4           992,100.00       0.24      248,025.00         746             78.44
District of Columbia                  9         2,451,159.58       0.59      272,351.06         723             81.19
Florida                             256        55,290,327.56      13.26      215,977.84         713             83.24
Georgia                              86        17,763,677.57       4.26      206,554.39         701             79.63
Hawaii                                5         1,553,719.74       0.37      310,743.95         703             77.04
Idaho                                10         1,726,897.90       0.41      172,689.79         696             79.35
Illinois                             57        13,774,044.12       3.30      241,649.90         694             78.76
Indiana                               6         1,000,670.77       0.24      166,778.46         721             85.42
Iowa                                  3           452,690.31       0.11      150,896.77         720             80.00
Kentucky                              7         1,122,373.47       0.27      160,339.07         741             81.42
Louisiana                             2           400,600.00       0.10      200,300.00         702             85.94
Maine                                 1           181,899.82       0.04      181,899.82         687             70.00
Maryland                             70        17,869,979.21       4.29      255,285.42         688             78.14
Massachusetts                        17         4,716,653.06       1.13      277,450.18         692             76.25
Michigan                             21         3,853,748.66       0.92      183,511.84         711             77.52
Minnesota                            28         5,844,530.61       1.40      208,733.24         702             79.41
Mississippi                           1            77,986.33       0.02       77,986.33         696             79.73
Missouri                              6         1,002,650.27       0.24      167,108.38         688             78.76
Montana                               2           423,920.00       0.10      211,960.00         765             80.00
Nebraska                              2           216,089.11       0.05      108,044.56         695             91.79
Nevada                               46        11,537,961.34       2.77      250,825.25         695             79.59
New Hampshire                         3           741,504.67       0.18      247,168.22         693             84.34
New Jersey                           52        13,326,623.12       3.20      256,281.21         701             78.70
New Mexico                           12         1,811,250.17       0.43      150,937.51         679             79.68
New York                             22         6,911,052.34       1.66      314,138.74         705             80.89
North Carolina                       55        10,934,126.59       2.62      198,802.30         706             81.83
Ohio                                  9         1,992,225.46       0.48      221,358.38         731             84.62
Oregon                               26         5,583,222.98       1.34      214,739.35         701             77.24
Pennsylvania                         34         8,067,791.90       1.93      237,288.00         704             78.81
Rhode Island                          2           430,000.00       0.10      215,000.00         695             85.10
South Carolina                       33         7,232,143.18       1.73      219,155.85         712             78.26
Tennessee                            11         1,985,375.02       0.48      180,488.64         728             79.11
Texas                                33         7,130,754.13       1.71      216,083.46         701             79.98
Utah                                 15         3,424,656.32       0.82      228,310.42         692             77.75

BANC OF AMERICA SECURITIES LLC                                                 4
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                  OF THE GROUP 1 MORTGAGE LOANS (CONTINUED) (1)

                                                                 PERCENT OF
                                                                  AGGREGATE     AVERAGE
                                 NUMBER OF       AGGREGATE         CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL    PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE          BALANCE      BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Virginia                              76        20,485,596.66        4.91      269,547.32         707            79.28
Washington                            82        20,238,416.13        4.85      246,809.95         704            79.21
West Virginia                          1           290,000.00        0.07      290,000.00         675            72.50
Wisconsin                             11         2,331,447.69        0.56      211,949.79         685            83.83
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677      $416,944,435.39      100.00%    $248,625.19         702            78.68%
=========================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 0.82% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
CURRENT MORTGAGE LOAN             MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
PRINCIPAL BALANCES ($)             LOANS         BALANCE         BALANCE      BALANCE          SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

       0.01 - 50,000.00                3     $    100,961.96       0.02%    $ 33,653.99         734           83.22%
 50,000.01 - 100,000.00               51        4,274,886.28       1.03       83,821.30         710            76.80
100,000.01 - 150,000.00              210       26,928,744.70       6.46      128,232.12         708            80.41
150,000.01 - 200,000.00              339       59,715,197.01      14.32      176,151.02         700            79.69
200,000.01 - 250,000.00              270       60,733,306.25      14.57      224,938.17         702            79.53
250,000.01 - 300,000.00              289       79,218,715.81      19.00      274,113.20         703            79.12
300,000.01 - 350,000.00              199       64,515,136.50      15.47      324,196.67         696            78.49
350,000.01 - 400,000.00              248       93,581,368.33      22.44      377,344.23         705            76.99
400,000.01 - 450,000.00               68       27,876,118.55       6.69      409,942.92         704            78.09
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19         702           78.68%
=======================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 1 Mortgage Loans is expected to be approximately $248,625.

BANC OF AMERICA SECURITIES LLC                                                 5
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                AGGREGATE          PERCENT OF        AVERAGE
                                 NUMBER OF       CUT-OFF           AGGREGATE         CUT-OFF                          WEIGHTED
ORIGINAL LOAN-TO-                 MORTGAGE      PRINCIPAL      CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE     AVERAGE
VALUE RATIOS (%)                   LOANS         BALANCE            BALANCE          BALANCE       CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                          1     $     70,000.00           0.02%       $ 70,000.00          708             15.05%
20.01 - 25.00                          2          369,565.10           0.09         184,782.55          689             21.51
25.01 - 30.00                          4          871,789.22           0.21         217,947.31          674             28.33
30.01 - 35.00                          7        1,398,227.90           0.34         199,746.84          683             32.79
35.01 - 40.00                          7        1,893,373.60           0.45         270,481.94          692             37.29
40.01 - 45.00                          6        1,781,891.09           0.43         296,981.85          683             43.03
45.01 - 50.00                         13        3,098,144.47           0.74         238,318.81          690             47.90
50.01 - 55.00                         12        3,676,913.77           0.88         306,409.48          704             52.33
55.01 - 60.00                         22        5,492,451.45           1.32         249,656.88          680             57.45
60.01 - 65.00                         43       11,784,325.79           2.83         274,054.09          681             63.47
65.01 - 70.00                         58       16,033,044.67           3.85         276,431.80          686             68.70
70.01 - 75.00                        138       38,063,119.68           9.13         275,819.71          701             73.66
75.01 - 80.00                      1,087      269,582,299.68          64.66         248,005.80          701             79.66
80.01 - 85.00                         18        4,271,372.25           1.02         237,298.46          716             83.68
85.01 - 90.00                        107       22,428,530.28           5.38         209,612.43          730             89.55
90.01 - 95.00                        149       35,191,317.39           8.44         236,183.34          716             94.73
95.01 - 100.00                         3          938,069.05           0.22         312,689.68          792            100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39         100.00%       $248,625.19          702             78.68%
================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
     78.68%.

BANC OF AMERICA SECURITIES LLC                                                 6
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
CURRENT MORTGAGE                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
INTEREST RATES (%)                 LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

5.751 - 6.000                        500     $123,292,174.60      29.57%    $246,584.35          702            78.44%
6.001 - 6.250                        641      163,418,578.92      39.19      254,943.18          703            78.79
6.251 - 6.500                        394       95,967,809.84      23.02      243,573.12          701            78.32
6.501 - 6.750                        100       24,193,832.63       5.80      241,938.33          702            80.03
6.751 - 7.000                         26        5,732,436.17       1.37      220,478.31          700            80.87
7.001 - 7.250                         11        2,758,405.42       0.66      250,764.13          703            80.24
7.251 - 7.500                          2          699,107.01       0.17      349,553.51          696            80.00
7.501 - 7.750                          1          324,790.51       0.08      324,790.51          687            68.63
7.751 - 8.000                          1          325,784.74       0.08      325,784.74          632            80.00
8.251 - 8.500                          1          231,515.55       0.06      231,515.55          738            70.29
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19          702            78.68%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.237% per annum.

BANC OF AMERICA SECURITIES LLC                                                 7
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
GROSS MARGIN (%)                   LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

2.250                                401     $103,353,241.12      24.79%    $257,738.76          698            78.13%
2.750                              1,276      313,591,194.27      75.21      245,761.12          704            78.86
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19          702            78.68%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 1
     Mortgage Loans is expected to be approximately 2.626% per annum.

                 RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
RATE CEILINGS (%)                  LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

10.751 - 11.000                      499     $123,099,447.81      29.52%    $246,692.28          702            78.50%
11.001 - 11.250                      641      163,418,578.92      39.19      254,943.18          703            78.79
11.251 - 11.500                      395       96,284,235.79      23.09      243,757.56          701            78.33
11.501 - 11.750                      101       24,451,576.03       5.86      242,094.81          702            79.93
11.751 - 12.000                       26        5,732,436.17       1.37      220,478.31          700            80.87
12.001 - 12.250                        9        2,184,236.07       0.52      242,692.90          703            81.49
12.251 - 12.500                        1          355,920.49       0.09      355,920.49          667            80.00
12.501 - 12.750                        1          324,790.51       0.08      324,790.51          687            68.63
12.751 - 13.000                        1          325,784.74       0.08      325,784.74          632            80.00
13.001 - 13.250                        1          343,186.52       0.08      343,186.52          726            80.00
13.251 - 13.500                        1          231,515.55       0.06      231,515.55          738            70.29
13.751 - 14.000                        1          192,726.79       0.05      192,726.79          706            39.37
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19          702            78.68%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.239% per annum.

BANC OF AMERICA SECURITIES LLC                                                 8
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

                                                AGGREGATE         PERCENT OF        AVERAGE                        WEIGHTED
                                 NUMBER OF       CUT-OFF          AGGREGATE         CUT-OFF                         AVERAGE
FIRST RATE                        MORTGAGE      PRINCIPAL     CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ADJUSTMENT DATE                    LOANS         BALANCE           BALANCE          BALANCE       CREDIT SCORE        LTV
---------------------------------------------------------------------------------------------------------------------------

August 1, 2006                        1      $   192,726.79             0.05%     $192,726.79          706           39.37%
November 1, 2006                      3          783,511.04             0.19       261,170.35          698           78.56
December 1, 2006                      2          662,848.92             0.16       331,424.46          646           49.87
January 1, 2007                       1          288,143.71             0.07       288,143.71          694           95.00
February 1, 2007                      1          316,425.95             0.08       316,425.95          703           80.00
March 1, 2007                         1          257,743.40             0.06       257,743.40          705           70.00
April 1, 2007                         2          588,169.64             0.14       294,084.82          708           80.00
May 1, 2007                           2          490,097.06             0.12       245,048.53          694           87.68
June 1, 2007                          2          665,016.23             0.16       332,508.12          666           56.33
July 1, 2007                          5          875,108.52             0.21       175,021.70          701           80.42
August 1, 2007                        1          325,784.74             0.08       325,784.74          632           80.00
September 1, 2007                     3          520,142.96             0.12       173,380.99          690           60.55
November 1, 2007                      1          324,790.51             0.08       324,790.51          687           68.63
December 1, 2007                      2          338,635.94             0.08       169,317.97          708           57.69
January 1, 2008                       3          933,038.93             0.22       311,012.98          720           82.04
July 1, 2009                          3          428,376.72             0.10       142,792.24          756           91.59
August 1, 2009                        6        1,632,720.13             0.39       272,120.02          678           65.11
April 1, 2010                         7        1,344,554.34             0.32       192,079.19          682           77.15
May 1, 2010                          32        8,157,313.38             1.96       254,916.04          694           79.00
June 1, 2010                         16        2,845,798.59             0.68       177,862.41          697           80.21
July 1, 2010                         14        2,930,852.68             0.70       209,346.62          700           84.31
August 1, 2010                       11        2,399,740.75             0.58       218,158.25          694           83.89
September 1, 2010                    61       14,623,538.11             3.51       239,730.13          692           80.13
October 1, 2010                      52       10,525,811.02             2.52       202,419.44          703           80.57
November 1, 2010                    122       30,361,987.66             7.28       248,868.75          699           79.58
December 1, 2010                    247       61,993,145.02            14.87       250,984.39          699           78.52
January 1, 2011                     106       27,400,851.60             6.57       258,498.60          704           80.62
February 1, 2011                     70       16,877,165.51             4.05       241,102.36          695           79.54
March 1, 2011                        86       21,438,611.59             5.14       249,286.18          696           78.02
April 1, 2011                       280       70,626,469.63            16.94       252,237.39          702           78.84
May 1, 2011                         253       64,692,316.29            15.52       255,700.85          707           77.84
June 1, 2011                         41       10,755,701.22             2.58       262,334.18          731           77.63
July 1, 2011                          2          638,091.20             0.15       319,045.60          715           82.74
August 1, 2011                        7        2,193,093.87             0.53       313,299.12          691           75.77
September 1, 2011                     3          868,153.56             0.21       289,384.52          693           77.17
April 1, 2012                         1          397,898.97             0.10       397,898.97          692           80.00
May 1, 2012                           9        1,842,127.83             0.44       204,680.87          726           82.18
June 1, 2012                          8        1,989,269.13             0.48       248,658.64          702           85.96
August 1, 2012                        1          214,700.00             0.05       214,700.00          812           95.00
September 1, 2012                    13        3,007,810.70             0.72       231,370.05          688           76.25
October 1, 2012                      14        2,852,159.35             0.68       203,725.67          705           82.49

BANC OF AMERICA SECURITIES LLC                                                 9
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

     FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (CONTINUED)(1)

                                                AGGREGATE          PERCENT OF        AVERAGE                        WEIGHTED
                                 NUMBER OF       CUT-OFF           AGGREGATE         CUT-OFF                         AVERAGE
FIRST RATE                        MORTGAGE      PRINCIPAL      CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ADJUSTMENT DATE                    LOANS         BALANCE            BALANCE          BALANCE       CREDIT SCORE        LTV
----------------------------------------------------------------------------------------------------------------------------

November 1, 2012                      13        3,475,651.80           0.83         267,357.83          700           80.62
December 1, 2012                      43       11,280,807.09           2.71         262,344.35          708           77.60
January 1, 2013                       28        7,070,582.87           1.70         252,520.82          715           79.18
February 1, 2013                       2          605,784.64           0.15         302,892.32          686           79.99
March 1, 2013                          2          505,747.03           0.12         252,873.52          685           66.05
April 1, 2013                         21        4,633,087.46           1.11         220,623.21          687           78.72
May 1, 2013                           68       17,644,208.63           4.23         259,473.66          714           76.03
June 1, 2013                           5        1,128,122.68           0.27         225,624.54          731           81.02
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39         100.00%       $248,625.19          702           78.68%
============================================================================================================================

(1)  As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 57 months.

                REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                AGGREGATE          PERCENT OF        AVERAGE                        WEIGHTED
                                 NUMBER OF       CUT-OFF           AGGREGATE         CUT-OFF                         AVERAGE
REMAINING TERM                    MORTGAGE      PRINCIPAL      CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
(MONTHS)                            LOANS        BALANCE            BALANCE          BALANCE        CREDIT SCORE       LTV
----------------------------------------------------------------------------------------------------------------------------

281 - 300                             10     $  2,718,636.92          0.65%        $271,863.69          689           74.32%
301 - 320                             20        4,843,547.42          1.16          242,177.37          693           71.16
321 - 340                             23        6,326,678.27          1.52          275,072.97          689           74.87
341 - 360                          1,624      403,055,572.78         96.67          248,186.93          703           78.86
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39        100.00%        $248,625.19          702           78.68%
============================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 1 Mortgage Loans is expected to be approximately 353 months.

BANC OF AMERICA SECURITIES LLC                                                10
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE                        WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                         AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
CREDIT SCORES                      LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE        LTV
---------------------------------------------------------------------------------------------------------------------

801 - 850                             33     $  8,400,146.86       2.01%    $254,549.90          807          81.95%
751 - 800                            244       59,101,413.35      14.17      242,218.91          774          82.52
701 - 750                            173       42,560,242.71      10.21      246,012.96          727          80.87
651 - 700                          1,216      304,089,858.88      72.93      250,073.90          683          77.58
601 - 650                             11        2,792,773.59       0.67      253,888.51          637          73.98
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19          702          78.68%
=====================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

BANC OF AMERICA SECURITIES LLC                                                11
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE                        WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                         AVERAGE
ORIGINAL DEBT-TO-                 MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
INCOME RATIOS (%)                  LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE        LTV
---------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                            1     $    254,989.45       0.06%    $254,989.45          713          51.88%
5.01 - 10.00                           4        1,255,738.54       0.30      313,934.64          690          81.61
10.01 - 15.00                          6        1,107,558.61       0.27      184,593.10          700          70.73
15.01 - 20.00                         48       11,288,249.01       2.71      235,171.85          716          71.47
20.01 - 25.00                         60       14,547,719.42       3.49      242,461.99          712          79.45
25.01 - 30.00                        161       37,272,421.35       8.94      231,505.72          708          77.43
30.01 - 35.00                        256       61,826,999.19      14.83      241,511.72          703          79.35
35.01 - 40.00                        372       94,337,316.17      22.63      253,594.94          705          77.68
40.01 - 45.00                        411      104,521,960.58      25.07      254,311.34          698          79.26
45.01 - 50.00                        307       78,401,120.57      18.80      255,378.24          699          79.83
50.01 - 55.00                         36        8,665,159.62       2.08      240,698.88          699          81.56
55.01 - 60.00                         15        3,465,202.88       0.83      231,013.53          693          80.06
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39     100.00%    $248,625.19          702          78.68%
=====================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 38.36%.

BANC OF AMERICA SECURITIES LLC                                                12
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

                                                AGGREGATE         PERCENT OF         AVERAGE                      WEIGHTED
                                 NUMBER OF       CUT-OFF           AGGREGATE         CUT-OFF        WEIGHTED       AVERAGE
MONTHS SINCE                      MORTGAGE      PRINCIPAL      CUT-OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   ORIGINAL
ORIGINATION                        LOANS         BALANCE            BALANCE          BALANCE          SCORE          LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                                826     $208,480,214.68         50.00%        $252,397.35        705           78.19%
7 - 12                               710      174,884,343.18         41.94          246,315.98        701           79.43
13 - 18                               88       19,691,014.92          4.72          223,761.53        698           80.87
19 - 24                               15        4,424,532.50          1.06          294,968.83        687           71.85
25 - 30                                6        1,335,902.98          0.32          222,650.50        722           85.03
31 - 36                                2          566,242.79          0.14          283,121.40        634           74.52
43 - 48                                7        1,435,897.34          0.34          205,128.19        719           69.02
49 - 54                                7        1,673,146.41          0.40          239,020.92        685           73.86
55 - 60                                6        1,734,503.67          0.42          289,083.95        678           70.33
67 - 72                                3        1,006,495.74          0.24          335,498.58        662           76.33
73 - 78                                7        1,712,141.18          0.41          244,591.60        705           73.14
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,677     $416,944,435.39        100.00%        $248,625.19        702           78.68%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted  average  Months Since  Origination of the Group 1 Mortgage Loans is expected to be approximately 8 months.

BANC OF AMERICA SECURITIES LLC                                                13
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 3, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 92.13% of the Group 2 Mortgage Loans require only the payment of interest until the 37th, 60th,, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal
Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.000% to 12.500%.
The effective minimum interest rate for substantially all but seven of the
Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                           COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                           ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                 $1,660,071,317
TOTAL NUMBER OF LOANS                                                   3,726
AVERAGE LOAN PRINCIPAL BALANCE                                       $445,537   $31,500 to $4,950,000
WA GROSS COUPON                                                        5.946%        4.000% to 7.500%
WA FICO                                                                   697              510 to 816
WA ORIGINAL TERM                                                   360 months       300 to 360 months
WA REMAINING TERM                                                  352 months       283 to 359 months
WA OLTV                                                                73.82%        9.09% to 100.00%
WA DTI                                                                 37.72%         0.06% to 93.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                             76 months         1 to 119 months
WA GROSS MARGIN                                                        2.688%        2.250% to 2.750%
WA RATE CEILING                                                       10.962%       9.000% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5    CA          49.54%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE    FL           7.22%
                                                           NY           4.16%
                                                           VA           4.10%
                                                           NJ           3.56%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                    6.38%
PERCENTAGE OF BUYDOWN LOANS                                             0.45%

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                14
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF         WEIGHTED         WEIGHTED
                                  MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
OCCUPANCY                          LOANS          BALANCE          BALANCE      BALANCE          SCORE              LTV
-----------------------------------------------------------------------------------------------------------------------------

Primary Residence                  3,242     $1,484,778,750.54      89.44%    $457,982.34         695             73.87%
Second Home                          293        124,419,854.86       7.49      424,641.14         714             72.35
Investor Property                    191         50,872,712.09       3.06      266,349.28         710             75.94
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12         697             73.82%
=============================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    AVERAGE CREDIT     AVERAGE
PROPERTY TYPE                      LOANS          BALANCE          BALANCE      BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence            2,930     $1,382,051,169.36      83.25%    $471,689.82         695           73.08%
Condominium                          698        237,022,467.00      14.28      339,573.73         709           77.65
2-Family                              34         20,905,215.53       1.26      614,859.28         693           74.00
PUD Detached                          41         11,652,022.05       0.70      284,195.66         693           79.99
Cooperative                           18          6,543,625.87       0.39      363,534.77         737           79.69
4-Family                               3          1,322,817.68       0.08      440,939.23         675           77.81
3-Family                               2            574,000.00       0.03      287,000.00         696           80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12         697           73.82%
=========================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    AVERAGE CREDIT     AVERAGE
PURPOSE                            LOANS          BALANCE          BALANCE      BALANCE         SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                           2,138     $  859,900,177.31      51.80%    $402,198.40         706           78.09%
Refinance-Cashout                  1,109        572,551,644.10      34.49      516,277.41         688           68.43
Refinance-Rate/Term                  479        227,619,496.08      13.71      475,197.28         688           71.28
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12         697           73.82%
=========================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                15
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

       GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 2
                               MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
GEOGRAPHIC AREA                    LOANS         BALANCE         BALANCE      BALANCE          SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

Alabama                               14     $  3,550,863.10      0.21%     $253,633.08         738           81.23%
Alaska                                 5          967,195.03      0.06       193,439.01         691           79.97
Arizona                              124       41,975,425.74      2.53       338,511.50         704           75.85
Arkansas                               7        1,573,041.19      0.09       224,720.17         708           82.04
California                         1,493      822,469,027.30     49.54       550,883.47         694           71.72
Colorado                              78       32,387,357.16      1.95       415,222.53         703           73.22
Connecticut                           30       16,511,001.71      0.99       550,366.72         680           70.80
Delaware                               5        1,641,622.15      0.10       328,324.43         692           82.15
District of Columbia                  20       11,349,389.76      0.68       567,469.49         712           73.19
Florida                              376      119,818,229.92      7.22       318,665.51         710           78.29
Georgia                              111       29,142,368.22      1.76       262,543.86         706           78.75
Hawaii                                22       13,960,935.57      0.84       634,587.98         701           73.63
Idaho                                 13        2,599,448.88      0.16       199,957.61         705           80.69
Illinois                             102       40,691,077.47      2.45       398,932.13         697           72.89
Indiana                               14        5,031,640.98      0.30       359,402.93         688           80.87
Iowa                                   5        1,050,565.56      0.06       210,113.11         722           76.53
Kansas                                 6        1,656,644.00      0.10       276,107.33         679           78.64
Kentucky                               9        2,141,634.02      0.13       237,959.34         704           82.62
Louisiana                              6          909,378.21      0.05       151,563.04         688           79.95
Maine                                  1          519,000.00      0.03       519,000.00         665           58.98
Maryland                             119       51,795,421.66      3.12       435,255.64         689           74.78
Massachusetts                         42       20,300,387.91      1.22       483,342.57         697           71.34
Michigan                              33        9,571,658.51      0.58       290,050.26         700           76.45
Minnesota                             55       18,703,072.29      1.13       340,055.86         696           75.32
Mississippi                            9        2,238,326.06      0.13       248,702.90         714           75.05
Missouri                              20        7,678,062.08      0.46       383,903.10         683           77.56
Montana                                2        1,395,281.16      0.08       697,640.58         673           65.80
Nebraska                               7        1,365,008.73      0.08       195,001.25         722           79.33
Nevada                                74       26,698,004.05      1.61       360,783.84         698           74.54
New Hampshire                          5          752,857.36      0.05       150,571.47         728           76.08
New Jersey                           119       59,056,430.07      3.56       496,272.52         708           76.66
New Mexico                             8        2,027,798.43      0.12       253,474.80         716           74.74
New York                             118       69,002,547.03      4.16       584,767.35         700           73.41
North Carolina                        64       22,118,663.22      1.33       345,604.11         696           74.29
Ohio                                  29        8,164,872.75      0.49       281,547.34         708           80.10
Oklahoma                               5          744,530.12      0.04       148,906.02         709           80.00
Oregon                                41       12,240,026.08      0.74       298,537.22         702           76.69
Pennsylvania                          44       18,269,067.41      1.10       415,206.08         704           77.17
Rhode Island                           1          209,600.00      0.01       209,600.00         737           80.00
South Carolina                        39       14,316,173.95      0.86       367,081.38         704           74.63
South Dakota                           2          571,527.32      0.03       285,763.66         677           73.88

BANC OF AMERICA SECURITIES LLC                                                16
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 2 MORTGAGE
                              LOANS (CONTINUED) (1)

                                                                   PERCENT OF       AVERAGE
                                 NUMBER OF       AGGREGATE       AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE            BALANCE        BALANCE          SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Tennessee                            21           6,765,277.89         0.41        322,156.09         699            77.60
Texas                                72          23,231,414.47         1.40        322,658.53         695            79.96
Utah                                 19           9,785,584.55         0.59        515,030.77         692            70.75
Vermont                               1             212,272.24         0.01        212,272.24         756            95.00
Virginia                            172          68,006,402.10         4.10        395,386.06         692            77.07
Washington                          143          48,118,622.62         2.90        336,493.86         695            77.16
West Virginia                         6           2,700,304.68         0.16        450,050.78         736            76.72
Wisconsin                            13           3,708,276.78         0.22        285,252.06         700            72.08
Wyoming                               2             378,000.00         0.02        189,000.00         771            80.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,726      $1,660,071,317.49       100.00%      $445,537.12         697            73.82%
=============================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 0.61% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                17
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE       AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
CURRENT MORTGAGE LOAN             MORTGAGE       PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
PRINCIPAL BALANCES ($)             LOANS          BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                       4     $      152,062.06       0.01%    $   38,015.52         711           78.33%
50,000.01 - 100,000.00                57          4,842,558.15       0.29         84,957.16         718           79.66
100,000.01 - 150,000.00              238         31,036,301.69       1.87        130,404.63         705           80.17
150,000.01 - 200,000.00              285         50,024,677.13       3.01        175,525.18         709           80.76
200,000.01 - 250,000.00              314         70,439,595.37       4.24        224,329.92         712           79.84
250,000.01 - 300,000.00              315         87,019,936.73       5.24        276,253.77         709           79.51
300,000.01 - 350,000.00              274         89,180,558.03       5.37        325,476.49         713           78.50
350,000.01 - 400,000.00              249         93,803,790.51       5.65        376,722.05         709           76.02
400,000.01 - 450,000.00              387        166,367,506.70      10.02        429,890.20         692           74.88
450,000.01 - 500,000.00              459        219,392,328.79      13.22        477,978.93         694           74.72
500,000.01 - 550,000.00              291        152,827,826.30       9.21        525,181.53         690           74.01
550,000.01 - 600,000.00              225        130,035,776.09       7.83        577,936.78         684           73.81
600,000.01 - 650,000.00              199        125,331,623.42       7.55        629,807.15         684           73.77
650,000.01 - 700,000.00               61         41,322,638.76       2.49        677,420.31         678           71.59
700,000.01 - 750,000.00               55         40,121,393.09       2.42        729,479.87         678           68.39
750,000.01 - 800,000.00               38         29,421,817.19       1.77        774,258.35         680           68.01
800,000.01 - 850,000.00               34         28,207,435.64       1.70        829,630.46         683           67.21
850,000.01 - 900,000.00               30         26,408,837.15       1.59        880,294.57         681           66.19
900,000.01 - 950,000.00               22         20,402,274.56       1.23        927,376.12         675           67.87
950,000.01 - 1,000,000.00             89         88,290,138.52       5.32        992,024.03         682           64.91
1,000,000.01 - 1,500,000.00           57         76,597,327.64       4.61      1,343,812.77         730           71.27
1,500,000.01 - 2,000,000.00           33         59,004,052.84       3.55      1,788,001.60         723           69.01
2,000,000.01 - 2,500,000.00            5         12,055,288.02       0.73      2,411,057.60         730           70.35
2,500,000.01 - 3,000,000.00            2          5,095,573.11       0.31      2,547,786.56         748           72.05
3,000,000.01 over                      3         12,690,000.00       0.76      4,230,000.00         732           58.05
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $  445,537.12         697           73.82%
===========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 2 Mortgage Loans is expected to be approximately $445,537.

BANC OF AMERICA SECURITIES LLC                                                18
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
ORIGINAL LOAN-TO-                 MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
VALUE RATIOS (%)                   LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                           1     $      500,000.00       0.03%    $500,000.00        693              9.09%
20.01 - 25.00                          3          1,380,846.42       0.08      460,282.14        681             22.80
25.01 - 30.00                          8          2,726,636.81       0.16      340,829.60        681             27.98
30.01 - 35.00                         12          6,427,945.29       0.39      535,662.11        705             32.97
35.01 - 40.00                         23         13,315,307.70       0.80      578,926.42        682             37.23
40.01 - 45.00                         34         20,993,899.37       1.26      617,467.63        676             42.34
45.01 - 50.00                         63         39,288,462.08       2.37      623,626.38        688             48.01
50.01 - 55.00                         63         37,656,213.96       2.27      597,717.68        686             53.39
55.01 - 60.00                        105         67,780,293.58       4.08      645,526.61        693             58.21
60.01 - 65.00                        171        102,725,568.32       6.19      600,734.32        686             63.30
65.01 - 70.00                        308        188,929,642.64      11.38      613,407.93        690             68.81
70.01 - 75.00                        492        272,632,419.22      16.42      554,130.93        693             73.83
75.01 - 80.00                      2,062        796,449,755.36      47.98      386,251.09        701             79.62
80.01 - 85.00                         42         16,250,381.81       0.98      386,913.85        731             83.75
85.01 - 90.00                        146         43,824,823.93       2.64      300,170.03        718             89.66
90.01 - 95.00                        189         48,137,696.00       2.90      254,696.80        711             94.73
95.01 - 100.00                         4          1,051,425.00       0.06      262,856.25        780            100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12        697             73.82%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
     73.82%.

BANC OF AMERICA SECURITIES LLC                                                19
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
CURRENT MORTGAGE                  MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
INTEREST RATES (%)                 LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

3.751 - 4.000                          1     $      216,884.24       0.01%    $216,884.24        685            78.53%
4.001 - 4.250                          1            329,360.00       0.02      329,360.00        698            80.00
4.251 - 4.500                         14          3,805,717.85       0.23      271,836.99        724            80.13
4.501 - 4.750                         25          7,220,551.03       0.43      288,822.04        741            78.48
4.751 - 5.000                        220         54,386,010.44       3.28      247,209.14        730            78.59
5.001 - 5.250                        101         29,809,874.03       1.80      295,147.27        705            79.65
5.251 - 5.500                        142         39,196,854.01       2.36      276,034.18        715            79.05
5.501 - 5.750                        202         66,981,137.79       4.03      331,589.79        722            76.66
5.751 - 6.000                      2,207        987,937,523.25      59.51      447,638.21        695            73.45
6.001 - 6.250                        460        273,619,638.11      16.48      594,825.30        694            72.18
6.251 - 6.500                        265        154,705,728.12       9.32      583,795.20        688            73.24
6.501 - 6.750                         66         33,354,317.85       2.01      505,368.45        678            75.49
6.751 - 7.000                         18          6,309,867.58       0.38      350,548.20        702            66.58
7.001 - 7.250                          3          1,685,945.00       0.10      561,981.67        670            77.05
7.251 - 7.500                          1            511,908.19       0.03      511,908.19        698            80.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12        697            73.82%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.946% per annum.

                 GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
                                  MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
GROSS MARGIN (%)                   LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

2.250                                499     $  204,969,651.35      12.35%    $410,760.82        697            74.61%
2.500                                  2          1,254,000.00       0.08      627,000.00        682            76.20
2.750                              3,225      1,453,847,666.14      87.58      450,805.48        697            73.71
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12        697            73.82%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 2
     Mortgage Loans is expected to be approximately 2.688% per annum.

BANC OF AMERICA SECURITIES LLC                                                20
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                          WEIGHTED
                                  MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
RATE CEILINGS (%)                  LOANS          BALANCE          BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------------

8.751 - 9.000                          1     $      216,884.24       0.01%    $216,884.24          685            78.53%
9.001 - 9.250                          1            329,360.00       0.02      329,360.00          698            80.00
9.251 - 9.500                         13          3,474,256.14       0.21      267,250.47          724            80.14
9.501 - 9.750                         23          6,343,137.31       0.38      275,788.58          740            78.30
9.751 - 10.000                       218         53,645,364.91       3.23      246,079.66          731            78.71
10.001 - 10.250                       96         25,025,021.59       1.51      260,677.31          694            82.16
10.251 - 10.500                      137         35,582,745.74       2.14      259,728.07          715            80.58
10.501 - 10.750                      161         51,678,015.81       3.11      320,981.46          718            77.87
10.751 - 11.000                    2,209        989,194,852.46      59.59      447,802.11          695            73.41
11.001 - 11.250                      465        278,404,490.55      16.77      598,719.33          695            72.08
11.251 - 11.500                      271        158,651,298.10       9.56      585,429.14          688            73.04
11.501 - 11.750                      108         49,090,457.41       2.96      454,541.27          697            74.61
11.751 - 12.000                       16          4,959,971.06       0.30      309,998.19          692            73.96
12.001 - 12.250                        5          2,519,157.84       0.15      503,831.57          669            73.84
12.251 - 12.500                        2            956,304.33       0.06      478,152.17          747            80.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12          697            73.82%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.962% per annum.

BANC OF AMERICA SECURITIES LLC                                                21
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

                                                             PERCENT OF
                                               AGGREGATE      AGGREGATE     AVERAGE                        WEIGHTED
                                 NUMBER OF      CUT-OFF        CUT-OFF      CUT-OFF                         AVERAGE
FIRST RATE                        MORTGAGE     PRINCIPAL      PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ADJUSTMENT DATE                    LOANS        BALANCE        BALANCE      BALANCE       CREDIT SCORE        LTV
-------------------------------------------------------------------------------------------------------------------

August 1, 2006                        1      $  429,564.61      0.03%     $429,564.61          695          80.00%
October 1, 2006                       2         775,857.85      0.05       387,928.93          771          80.00
November 1, 2006                      2         637,484.95      0.04       318,742.48          746          58.65
December 1, 2006                      4       1,795,939.89      0.11       448,984.97          645          72.41
January 1, 2007                       2       1,330,923.59      0.08       665,461.80          743          40.90
February 1, 2007                      1         587,373.20      0.04       587,373.20            0          90.00
April 1, 2007                         2       1,137,534.72      0.07       568,767.36          619          71.70
June 1, 2007                          2         649,057.00      0.04       324,528.50          693          86.28
July 1, 2007                          2         819,908.19      0.05       409,954.10          722          80.00
August 1, 2007                        2         529,253.15      0.03       264,626.58          754          95.00
September 1, 2007                     1         317,306.69      0.02       317,306.69          606          74.44
October 1, 2007                       4         931,336.88      0.06       232,834.22          670          89.93
November 1, 2007                      2       1,654,080.14      0.10       827,040.07          724          55.11
December 1, 2007                      3         985,050.07      0.06       328,350.02          734          75.56
January 1, 2008                       3         820,793.43      0.05       273,597.81          697          57.39
February 1, 2008                      3         833,197.25      0.05       277,732.42          691          57.20
April 1, 2008                         1         393,370.77      0.02       393,370.77          806          74.77
June 1, 2008                          3       2,682,069.28      0.16       894,023.09          706          67.73
July 1, 2008                          5       1,686,406.89      0.10       337,281.38          699          82.85
August 1, 2008                       12       3,787,571.24      0.23       315,630.94          725          69.82
September 1, 2008                    19       5,875,223.19      0.35       309,222.27          742          73.50
October 1, 2008                       9       3,689,693.61      0.22       409,965.96          744          78.91
November 1, 2008                      7       5,387,667.34      0.32       769,666.76          765          69.31
December 1, 2008                     10       3,859,201.13      0.23       385,920.11          732          69.60
January 1, 2009                       3       1,245,189.74      0.08       415,063.25          637          66.74
February 1, 2009                      2       1,113,223.77      0.07       556,611.89          741          72.45
March 1, 2009                         4         957,331.00      0.06       239,332.75          664          86.10
April 1, 2009                         1         280,000.00      0.02       280,000.00          598          75.07
May 1, 2009                           2         524,189.95      0.03       262,094.98          674          72.53
June 1, 2009                          1         200,244.10      0.01       200,244.10          662          95.00
July 1, 2009                         18       5,199,628.05      0.31       288,868.22          700          80.57
August 1, 2009                       29       5,826,638.82      0.35       200,918.58          720          80.68
September 1, 2009                    12       3,413,603.69      0.21       284,466.97          709          81.11
October 1, 2009                       3         829,570.00      0.05       276,523.33          762          88.11
November 1, 2009                      2         592,876.00      0.04       296,438.00          748          78.28
December 1, 2009                      3       1,055,676.24      0.06       351,892.08          617          80.00
January 1, 2010                      25       6,178,902.65      0.37       247,156.11          712          85.19
February 1, 2010                     36       8,747,762.48      0.53       242,993.40          706          74.59
March 1, 2010                        40       8,260,002.75      0.50       206,500.07          711          80.34

BANC OF AMERICA SECURITIES LLC                                                22
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

    FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (CONTINUED) (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                         WEIGHTED
FIRST RATE                        MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
ADJUSTMENT DATE                    LOANS         BALANCE         BALANCE       BALANCE      CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

April 1, 2010                        85       22,625,507.54        1.36      266,182.44          716             79.40
May 1, 2010                         134       40,708,066.93        2.45      303,791.54          706             77.08
June 1, 2010                        132       36,076,798.69        2.17      273,309.08          706             79.29
July 1, 2010                         64       18,393,626.68        1.11      287,400.42          706             80.14
August 1, 2010                       61       20,938,095.02        1.26      343,247.46          693             77.42
September 1, 2010                   232       92,310,244.58        5.56      397,888.99          691             75.70
October 1, 2010                     165       63,587,655.43        3.83      385,379.73          702             74.39
November 1, 2010                    263      111,673,996.60        6.73      424,615.96          701             74.67
December 1, 2010                    402      189,103,225.08       11.39      470,406.03          701             72.54
January 1, 2011                     135       60,111,656.84        3.62      445,271.53          708             72.96
February 1, 2011                     94       37,584,643.32        2.26      399,836.63          712             70.64
March 1, 2011                        86       25,150,968.09        1.52      292,453.12          712             76.92
April 1, 2011                       153       44,942,958.17        2.71      293,744.82          726             77.35
May 1, 2011                          88       23,261,814.45        1.40      264,338.80          721             78.87
June 1, 2011                         14        4,262,791.11        0.26      304,485.08          714             81.46
July 1, 2011                          3        1,305,882.50        0.08      435,294.17          685             76.29
August 1, 2011                        5        1,299,007.89        0.08      259,801.58          704             76.08
September 1, 2011                     7        2,627,289.82        0.16      375,327.12          688             78.64
October 1, 2011                       1          152,762.18        0.01      152,762.18          696             80.00
December 1, 2011                      1           63,212.86        0.00       63,212.86          714             90.00
March 1, 2012                         2          354,405.00        0.02      177,202.50          703             89.24
April 1, 2012                        12        4,165,101.33        0.25      347,091.78          685             75.54
May 1, 2012                          45       19,842,319.99        1.20      440,940.44          701             74.54
June 1, 2012                         19        5,804,281.90        0.35      305,488.52          719             78.64
July 1, 2012                          5        1,415,365.26        0.09      283,073.05          688             77.69
August 1, 2012                        7        2,558,819.85        0.15      365,545.69          713             75.66
September 1, 2012                    26        8,650,231.65        0.52      332,701.22          684             74.72
October 1, 2012                      25        9,615,270.50        0.58      384,610.82          686             74.44
November 1, 2012                     56       25,724,702.38        1.55      459,369.69          690             76.48
December 1, 2012                     90       45,097,509.78        2.72      501,083.44          705             71.99
January 1, 2013                      33       16,590,152.03        1.00      502,731.88          712             75.21
February 1, 2013                      2          980,000.00        0.06      490,000.00          703             66.93
March 1, 2013                         2          579,396.00        0.03      289,698.00          736             72.36
April 1, 2013                         8        2,573,106.11        0.15      321,638.26          691             77.33
May 1, 2013                          17        4,858,888.32        0.29      285,816.96          748             81.80
June 1, 2013                          1          274,400.00        0.02      274,400.00          779             80.00
June 1, 2015                         19       11,146,462.87        0.67      586,655.94          676             74.49
July 1, 2015                         41       23,147,543.51        1.39      564,574.23          681             71.17
August 1, 2015                       36       22,577,362.44        1.36      627,148.96          684             71.15

BANC OF AMERICA SECURITIES LLC                                                23
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

    FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (CONTINUED) (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                          WEIGHTED
FIRST RATE                        MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
ADJUSTMENT DATE                    LOANS          BALANCE          BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------------

September 1, 2015                     99         64,720,149.40      3.90       653,738.88          690            69.99
October 1, 2015                       95         55,510,267.54      3.34       584,318.61          675            72.78
November 1, 2015                     137         88,239,797.22      5.32       644,086.11          680            70.29
December 1, 2015                     166        113,400,165.05      6.83       683,133.52          683            70.50
January 1, 2016                      106         70,649,329.79      4.26       666,503.11          687            71.84
February 1, 2016                      19         12,574,711.45      0.76       661,826.92          676            71.88
March 1, 2016                         13          9,059,987.59      0.55       696,922.12          692            74.24
April 1, 2016                         70         44,022,416.36      2.65       628,891.66          679            73.21
May 1, 2016                          159        107,980,074.26      6.50       679,119.96          696            74.39
June 1, 2016                           8          5,758,191.83      0.35       719,773.98          675            74.25
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12          697            73.82%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 76 months.

                REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                          WEIGHTED
REMAINING TERM                    MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
(MONTHS)                           LOANS          BALANCE          BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------------

281 - 300                              4     $    1,665,068.94       0.10%    $416,267.24          738            80.00%
301 - 320                             32         13,734,760.24       0.83      429,211.26          699            67.34
321 - 340                            114         30,376,503.73       1.83      266,460.56          704            79.68
341 - 360                          3,576      1,614,294,984.58      97.24      451,424.77          697            73.76
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12          697            73.82%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 2 Mortgage Loans is expected to be approximately 352 months.

BANC OF AMERICA SECURITIES LLC                                                24
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                 AGGREGATE           PERCENT OF        AVERAGE                        WEIGHTED
                                 NUMBER OF        CUT-OFF            AGGREGATE         CUT-OFF                         AVERAGE
                                  MORTGAGE       PRINCIPAL       CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
CREDIT SCORES                      LOANS          BALANCE             BALANCE          BALANCE       CREDIT SCORE        LTV
------------------------------------------------------------------------------------------------------------------------------

801 - 850                             54     $   21,511,240.36          1.30%        $398,356.30          806           78.84%
751 - 800                            523        204,713,930.70         12.33          391,422.43          774           77.64
701 - 750                            431        188,588,046.06         11.36          437,559.27          728           74.72
651 - 700                          2,597      1,197,927,150.61         72.16          461,273.45          679           72.94
601 - 650                             92         36,186,036.02          2.18          393,326.48          632           71.89
551 - 600                             11          3,413,542.43          0.21          310,322.04          582           76.51
501 - 550                              1            116,175.00          0.01          116,175.00          510           73.30
Not Scored                            17          7,615,196.31          0.46          447,952.72            0           81.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49        100.00%        $445,537.12          697           73.82%
==============================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

BANC OF AMERICA SECURITIES LLC                                                25
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                   AGGREGATE         PERCENT OF        AVERAGE                        WEIGHTED
                                 NUMBER OF          CUT-OFF          AGGREGATE         CUT-OFF                         AVERAGE
ORIGINAL DEBT-TO-                 MORTGAGE          PRINCIPAL    CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
INCOME RATIOS (%)                  LOANS            BALANCE            BALANCE         BALANCE        CREDIT SCORE       LTV
------------------------------------------------------------------------------------------------------------------------------

0.01 - 1.00                            1     $       93,652.00          0.01%        $ 93,652.00          699           80.00%
1.01 - 5.00                            2            685,150.00          0.04          342,575.00          782           87.86
5.01 - 10.00                          16          9,837,476.43          0.59          614,842.28          724           70.43
10.01 - 15.00                         31         20,832,775.64          1.25          672,025.02          724           66.28
15.01 - 20.00                         88         38,071,281.21          2.29          432,628.20          710           69.47
20.01 - 25.00                        169         77,850,298.38          4.69          460,652.65          702           71.89
25.01 - 30.00                        364        163,875,522.78          9.87          450,207.48          704           72.03
30.01 - 35.00                        577        266,341,135.44         16.04          461,596.42          697           72.51
35.01 - 40.00                        803        365,806,641.64         22.04          455,549.99          695           74.04
40.01 - 45.00                        887        394,781,399.02         23.78          445,074.86          693           74.84
45.01 - 50.00                        591        248,423,524.75         14.96          420,344.37          696           75.83
50.01 - 55.00                         68         31,758,473.02          1.91          467,036.37          682           72.63
55.01 - 60.00                         23          9,092,586.69          0.55          395,329.86          681           77.18
60.01 - 65.00                         54         17,980,524.28          1.08          332,972.67          730           79.49
65.01 - 70.00                         41         11,371,487.74          0.68          277,353.36          728           79.63
70.01 - 75.00                          2            555,000.00          0.03          277,500.00          738           66.31
75.01 - 80.00                          2            642,100.00          0.04          321,050.00          743           77.14
80.01 - 85.00                          3          1,397,906.53          0.08          465,968.84          750           70.80
90.01 - 95.00                          1            195,331.94          0.01          195,331.94          760           80.00
Not Scored                             3            479,050.00          0.03          159,683.33          682           76.83
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49        100.00%        $445,537.12          697           73.82%
==============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 37.72%.

BANC OF AMERICA SECURITIES LLC                                                26
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE                        WEIGHTED
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                         AVERAGE
MONTHS SINCE                      MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ORIGINATION                        LOANS          BALANCE          BALANCE      BALANCE       CREDIT SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------

1 - 6                                734     $  319,171,404.34      19.23%    $434,838.43          702          75.15%
7 - 12                             2,175      1,084,642,989.94      65.34      498,686.43          694          72.68
13 - 18                              639        204,215,398.55      12.30      319,585.91          702          77.02
19 - 24                               92         22,293,674.40       1.34      242,322.55          706          81.24
25 - 30                               27          8,063,222.63       0.49      298,637.88          686          80.53
31 - 36                               21          5,665,036.73       0.34      269,763.65          695          74.65
37 - 42                                7          2,494,141.05       0.15      356,305.86          721          62.25
43 - 48                               16          6,853,811.14       0.41      428,363.20          724          67.51
49 - 54                                6          2,681,964.92       0.16      446,994.15          658          80.19
55 - 60                                6          2,603,804.85       0.16      433,967.48          658          66.41
67 - 72                                2            873,960.75       0.05      436,980.38          750          80.00
73 - 78                                1            511,908.19       0.03      511,908.19          698          80.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,726     $1,660,071,317.49     100.00%    $445,537.12          697          73.82%
=======================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 9 months.

BANC OF AMERICA SECURITIES LLC                                                27
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 93.33% of the Group
3 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year CMT and will adjust to that index plus a certain number of basis points
(the "Gross Margin"). The One-Year CMT will be the weekly average yield on
United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve
Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.875% to
12.250%. The effective minimum interest rate for substantially all of the
Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                          COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                          ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                  $452,187,980
TOTAL NUMBER OF LOANS                                                  1,604
AVERAGE LOAN PRINCIPAL BALANCE                                      $281,913    $38,000 to $640,000
WA GROSS COUPON                                                       6.159%       4.875% to 7.250%
WA FICO                                                                  705             616 to 816
WA ORIGINAL TERM                                                  360 months
WA REMAINING TERM                                                 353 months      347 to 359 months
WA OLTV                                                               74.22%       14.93% to 95.00%
WA DTI                                                                37.53%        5.20% to 78.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                           113 months      107 to 119 months
WA GROSS MARGIN                                                       2.750%
WA RATE CEILING                                                      11.159%      9.875% to 12.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5    CA         35.95%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE    FL          8.10%
                                                           NY          6.99%
                                                           NJ          5.45%
                                                           MD          4.77%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                   7.24%
PERCENTAGE OF BUYDOWN LOANS                                            1.73%

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                28
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
OCCUPANCY                          LOANS         BALANCE         BALANCE      BALANCE         SCORE               LTV
---------------------------------------------------------------------------------------------------------------------------

Primary Residence                  1,318     $383,141,604.57      84.73%    $290,699.24         705             74.15%
Second Home                          143       36,140,079.69       7.99      252,727.83         724             74.55
Investor Property                    143       32,906,295.43       7.28      230,113.95         696             74.69
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71         705             74.22%
===========================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
PROPERTY TYPE                      LOANS         BALANCE         BALANCE      BALANCE          SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

Single Family Residence            1,162     $332,393,473.73      73.51%    $286,052.90         704           73.67%
Condominium                          353       91,027,149.80      20.13      257,867.28         712           76.21
2-Family                              56       18,404,628.43       4.07      328,654.08         694           71.34
4-Family                               9        3,467,413.42       0.77      385,268.16         685           78.41
Cooperative                           11        2,715,362.97       0.60      246,851.18         758           77.05
3-Family                               5        2,228,783.34       0.49      445,756.67         704           80.92
PUD Detached                           8        1,951,168.00       0.43      243,896.00         694           82.43
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71         705           74.22%
=======================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT     AVERAGE
PURPOSE                            LOANS         BALANCE         BALANCE      BALANCE         SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

Purchase                             790     $207,684,107.97      45.93%    $262,891.28         715           79.37%
Refinance-Cashout                    596      178,506,741.53      39.48      299,507.96         696           68.78
Refinance-Rate/Term                  218       65,997,130.19      14.60      302,739.13         699           72.72
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71         705           74.22%
=======================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                29
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

       GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 3
                               MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT     AVERAGE
GEOGRAPHIC AREA                    LOANS         BALANCE         BALANCE      BALANCE          SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

Alabama                                7     $  1,299,222.54       0.29%    $185,603.22         731           79.52%
Arizona                               61       16,132,329.45       3.57      264,464.42         710           76.83
Arkansas                               1          346,129.00       0.08      346,129.00         800           80.00
California                           487      162,539,792.37      35.95      333,757.27         702           68.97
Colorado                              38        9,728,458.91       2.15      256,012.08         698           78.02
Connecticut                           13        3,977,539.75       0.88      305,964.60         709           73.41
Delaware                              13        2,980,943.46       0.66      229,303.34         735           79.74
District of Columbia                  13        3,516,141.81       0.78      270,472.45         696           71.67
Florida                              162       36,605,008.07       8.10      225,956.84         707           78.40
Georgia                               36        8,226,707.09       1.82      228,519.64         712           78.98
Hawaii                                11        4,713,272.37       1.04      428,479.31         715           72.45
Idaho                                  7        1,222,903.35       0.27      174,700.48         683           83.13
Illinois                              42       11,289,370.26       2.50      268,794.53         691           77.80
Indiana                                6        1,361,060.51       0.30      226,843.42         729           81.91
Iowa                                   2          348,500.00       0.08      174,250.00         803           84.50
Kansas                                 9        1,899,433.57       0.42      211,048.17         697           79.86
Kentucky                               9        1,453,257.60       0.32      161,473.07         753           76.12
Louisiana                              3          435,410.00       0.10      145,136.67         697           79.44
Maine                                  2          570,100.00       0.13      285,050.00         743           76.88
Maryland                              74       21,550,268.74       4.77      291,219.85         700           77.22
Massachusetts                         22        6,178,058.53       1.37      280,820.84         697           75.55
Michigan                              17        3,777,831.56       0.84      222,225.39         701           79.07
Minnesota                             22        5,975,036.98       1.32      271,592.59         708           77.63
Mississippi                            4          698,780.32       0.15      174,695.08         683           85.16
Missouri                              11        2,411,337.66       0.53      219,212.51         706           81.21
Montana                                4        1,412,902.77       0.31      353,225.69         698           74.17
Nebraska                               9        1,557,662.93       0.34      173,073.66         712           81.95
Nevada                                32        8,524,099.61       1.89      266,378.11         703           74.29
New Hampshire                          1          220,000.00       0.05      220,000.00         688           80.00
New Jersey                            80       24,659,310.54       5.45      308,241.38         708           75.91
New Mexico                             4        1,078,979.11       0.24      269,744.78         773           83.30
New York                             100       31,610,149.70       6.99      316,101.50         708           76.45
North Carolina                        44        8,888,951.94       1.97      202,021.64         715           77.61
Ohio                                  18        4,197,285.85       0.93      233,182.55         718           82.51
Oklahoma                               1          300,000.00       0.07      300,000.00         744           61.86
Oregon                                 8        1,803,825.60       0.40      225,478.20         710           75.45
Pennsylvania                          33        7,296,164.06       1.61      221,095.88         706           76.91
South Carolina                        13        3,075,662.56       0.68      236,589.43         719           78.57
Tennessee                              7        1,826,307.70       0.40      260,901.10         727           75.52
Texas                                 23        4,793,690.12       1.06      208,421.31         722           79.71
Utah                                   7        1,710,300.37       0.38      244,328.62         718           79.04
Vermont                                2          531,200.00       0.12      265,600.00         683           79.96
Virginia                              72       19,731,294.80       4.36      274,045.76         715           76.23
Washington                            65       17,404,166.29       3.85      267,756.40         695           75.92
West Virginia                          4        1,074,540.87       0.24      268,635.22         710           80.00
Wisconsin                              4        1,096,340.97       0.24      274,085.24         748           81.73
Wyoming                                1          158,250.00       0.03      158,250.00         695           87.43
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71         705           74.22%
=======================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 0.39% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                30
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
CURRENT MORTGAGE LOAN             MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
PRINCIPAL BALANCES ($)             LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                       3     $    131,456.74       0.03%    $ 43,818.91          723             66.78%
50,000.01 - 100,000.00                34        2,994,279.41       0.66       88,067.04          726             77.26
100,000.01 - 150,000.00              146       18,883,075.30       4.18      129,336.13          713             77.14
150,000.01 - 200,000.00              202       35,164,412.20       7.78      174,081.25          705             75.24
200,000.01 - 250,000.00              237       53,954,665.87      11.93      227,656.82          707             74.89
250,000.01 - 300,000.00              252       69,673,900.00      15.41      276,483.73          703             73.46
300,000.01 - 350,000.00              239       77,993,960.51      17.25      326,334.56          705             75.19
350,000.01 - 400,000.00              356      135,521,984.72      29.97      380,679.73          706             73.24
400,000.01 - 450,000.00              114       46,827,908.94      10.36      410,771.13          705             74.11
450,000.01 - 500,000.00               11        5,238,436.97       1.16      476,221.54          695             66.20
500,000.01 - 550,000.00                3        1,544,749.30       0.34      514,916.43          675             76.23
550,000.01 - 600,000.00                3        1,741,999.73       0.39      580,666.58          716             76.23
600,000.01 - 650,000.00                4        2,517,150.00       0.56      629,287.50          697             80.44
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71          705             74.22%
=========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 3 Mortgage Loans is expected to be approximately $281,913.

BANC OF AMERICA SECURITIES LLC                                                31
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
ORIGINAL                          MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
LOAN-TO-VALUE RATIOS (%)           LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                          1     $     99,553.97       0.02%    $ 99,553.97          690             14.93%
15.01 - 20.00                          2          262,124.24       0.06      131,062.12          690             17.19
20.01 - 25.00                          7        1,960,876.20       0.43      280,125.17          726             21.98
25.01 - 30.00                          7        1,272,410.08       0.28      181,772.87          701             27.72
30.01 - 35.00                         12        2,893,535.36       0.64      241,127.95          712             32.74
35.01 - 40.00                         17        4,727,648.22       1.05      278,096.95          690             37.54
40.01 - 45.00                         23        6,765,346.00       1.50      294,145.48          697             42.63
45.01 - 50.00                         35        9,445,680.99       2.09      269,876.60          693             47.17
50.01 - 55.00                         42       12,408,249.01       2.74      295,434.50          696             53.03
55.01 - 60.00                         55       17,794,364.58       3.94      323,533.90          690             57.57
60.01 - 65.00                         59       19,570,371.39       4.33      331,701.21          690             63.10
65.01 - 70.00                         84       25,467,774.81       5.63      303,187.80          693             68.39
70.01 - 75.00                        199       61,417,334.99      13.58      308,629.82          700             73.68
75.01 - 80.00                        919      255,379,092.54      56.48      277,888.02          709             79.59
80.01 - 85.00                         19        5,494,832.57       1.22      289,201.71          735             83.74
85.01 - 90.00                         67       14,734,078.87       3.26      219,911.62          724             89.32
90.01 - 95.00                         56       12,494,705.87       2.76      223,119.75          719             94.85
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71          705             74.22%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
     74.22%.

BANC OF AMERICA SECURITIES LLC                                                32
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE     WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF     AVERAGE     AVERAGE
CURRENT MORTGAGE                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
INTEREST RATES (%)                 LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
-------------------------------------------------------------------------------------------------------------

4.751 - 5.000                          1     $    334,250.00       0.07%    $334,250.00      762      94.99%
5.251 - 5.500                          4          923,141.59       0.20      230,785.40      757      73.14
5.501 - 5.750                         13        4,166,827.68       0.92      320,525.21      730      77.31
5.751 - 6.000                        679      199,735,712.25      44.17      294,161.58      705      73.17
6.001 - 6.250                        424      121,199,296.58      26.80      285,847.40      706      73.93
6.251 - 6.500                        303       83,256,399.46      18.41      274,773.60      706      75.60
6.501 - 6.750                        127       30,876,225.69       6.83      243,119.89      700      75.37
6.751 - 7.000                         48       10,212,656.44       2.26      212,763.68      693      80.05
7.001 - 7.250                          5        1,483,470.00       0.33      296,694.00      727      85.62
-------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71      705      74.22%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 6.159% per annum.

                 GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE     WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF     AVERAGE     AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
GROSS MARGIN (%)                   LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
-------------------------------------------------------------------------------------------------------------

2.750                              1,604     $452,187,979.69     100.00%    $281,912.71      705      74.22%
-------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71      705      74.22%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 3
     Mortgage Loans is expected to be approximately 2.750% per annum.

BANC OF AMERICA SECURITIES LLC                                                33
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE     WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF     AVERAGE     AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
RATE CEILINGS (%)                  LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
-------------------------------------------------------------------------------------------------------------

9.751 - 10.000                         1     $    334,250.00       0.07%    $334,250.00      762      94.99%
10.251 - 10.500                        4          923,141.59       0.20      230,785.40      757      73.14
10.501 - 10.750                       13        4,166,827.68       0.92      320,525.21      730      77.31
10.751 - 11.000                      679      199,735,712.25      44.17      294,161.58      705      73.17
11.001 - 11.250                      424      121,199,296.58      26.80      285,847.40      706      73.93
11.251 - 11.500                      303       83,256,399.46      18.41      274,773.60      706      75.60
11.501 - 11.750                      127       30,876,225.69       6.83      243,119.89      700      75.37
11.751 - 12.000                       48       10,212,656.44       2.26      212,763.68      693      80.05
12.001 - 12.250                        5        1,483,470.00       0.33      296,694.00      727      85.62
-------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71      705      74.22%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 11.159% per annum.

BANC OF AMERICA SECURITIES LLC                                                34
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
FIRST RATE                        MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
ADJUSTMENT DATE                    LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

June 1, 2015                          38     $ 10,089,252.75       2.23%    $265,506.65          702            75.13%
July 1, 2015                          74       20,492,830.80       4.53      276,930.15          699            72.11
August 1, 2015                        57       15,308,447.98       3.39      268,569.26          702            72.04
September 1, 2015                    141       40,580,065.30       8.97      287,801.88          701            74.42
October 1, 2015                      169       49,175,290.03      10.87      290,978.05          700            74.81
November 1, 2015                     207       63,264,934.26      13.99      305,627.70          702            73.69
December 1, 2015                     263       74,620,573.99      16.50      283,728.42          703            71.90
January 1, 2016                      154       45,502,676.31      10.06      295,471.92          710            72.84
February 1, 2016                      37       11,419,551.12       2.53      308,636.52          709            75.72
March 1, 2016                         14        3,327,060.32       0.74      237,647.17          699            77.51
April 1, 2016                        114       30,721,955.13       6.79      269,490.83          706            76.74
May 1, 2016                          316       82,384,669.16      18.22      260,710.98          714            76.36
June 1, 2016                          20        5,300,672.54       1.17      265,033.63          723            77.49
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71          705            74.22%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 113 months.

                REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
REMAINING TERM                    MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
(MONTHS)                           LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

341 - 360                          1,604     $452,187,979.69     100.00%    $281,912.71          705            74.22%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71          705            74.22%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 3 Mortgage Loans is expected to be approximately 353 months.

BANC OF AMERICA SECURITIES LLC                                                35
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
CREDIT SCORES                      LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                             33     $  9,181,484.39       2.03%    $278,226.80          806            78.87%
751 - 800                            263       72,804,131.13      16.10      276,821.79          775            79.02
701 - 750                            238       64,458,134.55      14.25      270,832.50          727            72.47
651 - 700                          1,060      302,351,526.64      66.86      285,237.29          682            73.33
601 - 650                             10        3,392,702.98       0.75      339,270.30          643            71.22
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71          705            74.22%
=========================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                          WEIGHTED
ORIGINAL DEBT-TO-                 MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
INCOME RATIOS (%)                  LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                           5     $  1,666,548.91       0.37%    $333,309.78          717            74.14%
10.01 - 15.00                         18        5,284,820.93       1.17      293,601.16          729            68.22
15.01 - 20.00                         38        9,596,510.76       2.12      252,539.76          717            71.74
20.01 - 25.00                        108       29,472,196.70       6.52      272,890.71          719            73.16
25.01 - 30.00                        169       46,068,703.11      10.19      272,595.88          714            71.70
30.01 - 35.00                        257       72,672,834.37      16.07      282,773.67          703            73.66
35.01 - 40.00                        346       98,212,129.71      21.72      283,850.09          706            74.68
40.01 - 45.00                        342       97,181,767.61      21.49      284,157.22          697            74.70
45.01 - 50.00                        253       74,196,973.61      16.41      293,268.67          703            76.60
50.01 - 55.00                         20        5,506,437.11       1.22      275,321.86          691            71.65
55.01 - 60.00                         10        2,858,904.45       0.63      285,890.45          692            79.12
60.01 - 65.00                         22        5,475,385.88       1.21      248,881.18          735            70.25
65.01 - 70.00                         11        2,398,040.46       0.53      218,003.68          727            78.39
70.01 - 75.00                          2          683,103.98       0.15      341,551.99          740            70.14
75.01 - 80.00                          1          246,224.48       0.05      246,224.48          783            42.31
Not Scored                             2          667,397.62       0.15      333,698.81          664            71.01
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71          705            74.22%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 37.53%.

BANC OF AMERICA SECURITIES LLC                                                36
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                AGGREGATE       AGGREGATE     AVERAGE                        WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                         AVERAGE
MONTHS SINCE                      MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ORIGINATION                        LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE        LTV
---------------------------------------------------------------------------------------------------------------------

1 - 6                                502     $133,501,519.99      29.52%    $265,939.28          711           76.34%
7 - 12                               989      287,993,716.44      63.69      291,196.88          703           73.35
13 - 18                              113       30,692,743.26       6.79      271,617.20          702           73.10
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,604     $452,187,979.69     100.00%    $281,912.71          705           74.22%
=====================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 8 months.

BANC OF AMERICA SECURITIES LLC                                                37
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Aggregate Mortgage Loans consist of One-Year CMT and One-Year LIBOR based
ARMs secured by first lien, one-to-four family residential properties. The
Mortgage Loans have a fixed interest rate for the first 3, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 92.90% of the Mortgage Loans require only the payment of interest until the 37th, 60th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal
Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.000% to 14.000%.
The effective minimum interest rate for substantially all but seven of the
Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                          COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                         -------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                $2,529,203,733
TOTAL NUMBER OF LOANS                                                  7,007
AVERAGE LOAN PRINCIPAL BALANCE                                      $360,954   $28,733 to $4,950,000
WA GROSS COUPON                                                       6.032%        4.000% to 8.500%
WA FICO                                                                  699              510 to 816
WA ORIGINAL TERM                                                  360 months       300 to 360 months
WA REMAINING TERM                                                 352 months       283 to 359 months
WA OLTV                                                               74.69%        9.09% to 100.00%
WA DTI                                                                37.79%         0.06% to 93.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                            80 months         1 to 119 months
WA GROSS MARGIN                                                       2.689%        2.250% to 2.750%
WA RATE CEILING                                                      11.043%       9.000% to 14.000%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA           43.43%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL            8.37%
BALANCE                                                  VA            4.28%
                                                         NY            4.25%
                                                         NJ            3.84%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                   7.91%
PERCENTAGE OF BUYDOWN LOANS                                            0.64%

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                38
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE MORTGAGE LOANS (1)

                                                 AGGREGATE           PERCENT OF        AVERAGE
                                 NUMBER OF        CUT-OFF            AGGREGATE         CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE       PRINCIPAL       CUT-OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
OCCUPANCY                          LOANS          BALANCE              BALANCE         BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Primary Residence                  5,900     $2,210,230,367.38         87.39%        $374,615.32         698           74.63%
Second Home                          622        204,983,828.40          8.10          329,555.99         717           74.68
Investor Property                    485        113,989,536.79          4.51          235,029.97         702           75.90
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57        100.00%        $360,953.87         699           74.69%
================================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                 PROPERTY TYPES OF THE AGGREGATE MORTGAGE LOANS

                                                                     PERCENT OF        AVERAGE
                                 NUMBER OF       AGGREGATE            AGGREGATE        CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL   CUT-OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
PROPERTY TYPE                      LOANS          BALANCE             BALANCE          BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Single Family Residence            5,286     $2,018,386,909.18         79.80%        $381,836.34         698           73.91%
Condominium                        1,459        423,702,784.26         16.75          290,406.29         709           78.10
2-Family                             108         44,427,767.91          1.76          411,368.22         693           73.46
PUD Detached                          93         22,688,241.71          0.90          243,959.59         694           80.41
Cooperative                           32         10,020,957.19          0.40          313,154.91         739           79.28
4-Family                              17          6,379,981.10          0.25          375,293.01         686           74.81
3-Family                              12          3,597,091.22          0.14          299,757.60         698           81.05
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57        100.00%        $360,953.87         699           74.69%
================================================================================================================================

              MORTGAGE LOAN PURPOSE OF THE AGGREGATE MORTGAGE LOANS

                                                 AGGREGATE           PERCENT OF        AVERAGE
                                 NUMBER OF        CUT-OFF            AGGREGATE         CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE       PRINCIPAL       CUT-OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
PURPOSE                             LOANS         BALANCE              BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Purchase                           4,018     $1,326,329,907.90         52.44%        $330,097.04         707            78.98%
Refinance-Cashout                  2,122        864,584,028.50         34.18          407,438.28         691            69.17
Refinance-Rate/Term                  867        338,289,796.17         13.38          390,184.31         690            72.03
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57        100.00%        $360,953.87         699            74.69%
================================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                39
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

 GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE AGGREGATE MORTGAGE
                                    LOANS (1)

                                                                     PERCENT OF        AVERAGE
                                 NUMBER OF       AGGREGATE           AGGREGATE         CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL   CUT-OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
GEOGRAPHIC AREA                    LOANS          BALANCE             BALANCE          BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------------

Alabama                               28     $    6,722,508.18          0.27%        $240,089.58         727            81.74%
Alaska                                 9          1,936,703.21          0.08          215,189.25         691            81.07
Arizona                              313         88,363,003.64          3.49          282,309.92         704            77.20
Arkansas                              11          2,451,387.81          0.10          222,853.44         714            81.98
California                         2,335      1,098,405,616.26         43.43          470,409.26         696            71.66
Colorado                             177         55,909,478.43          2.21          315,872.76         701            75.44
Connecticut                           46         21,443,255.32          0.85          466,157.72         687            71.17
Delaware                              22          5,614,665.61          0.22          255,212.07         724            80.21
District of Columbia                  42         17,316,691.15          0.68          412,302.17         710            74.02
Florida                              794        211,713,565.55          8.37          266,641.77         710            79.60
Georgia                              233         55,132,752.88          2.18          236,621.26         705            79.07
Hawaii                                38         20,227,927.68          0.80          532,313.89         705            73.62
Idaho                                 30          5,549,250.13          0.22          184,975.00         698            80.81
Illinois                             201         65,754,491.85          2.60          327,136.78         695            74.97
Indiana                               26          7,393,372.26          0.29          284,360.47         700            81.68
Iowa                                  10          1,851,755.87          0.07          185,175.59         737            78.88
Kansas                                15          3,556,077.57          0.14          237,071.84         688            79.29
Kentucky                              25          4,717,265.09          0.19          188,690.60         728            80.33
Louisiana                             11          1,745,388.21          0.07          158,671.66         693            81.20
Maine                                  4          1,270,999.82          0.05          317,749.96         703            68.59
Maryland                             263         91,215,669.61          3.61          346,827.64         692            76.01
Massachusetts                         81         31,195,099.50          1.23          385,124.69         697            72.91
Michigan                              71         17,203,238.73          0.68          242,299.14         703            77.27
Minnesota                            105         30,522,639.88          1.21          290,691.81         699            76.55
Mississippi                           14          3,015,092.71          0.12          215,363.77         706            77.51
Missouri                              37         11,092,050.01          0.44          299,785.14         689            78.46
Montana                                8          3,232,103.93          0.13          404,012.99         696            71.32
Nebraska                              18          3,138,760.77          0.12          174,375.60         715            81.49
Nevada                               152         46,760,065.00          1.85          307,632.01         698            75.74
New Hampshire                          9          1,714,362.03          0.07          190,484.67         708            80.15
New Jersey                           251         97,042,363.73          3.84          386,622.96         707            76.75
New Mexico                            24          4,918,027.71          0.19          204,917.82         715            78.44
New York                             240        107,523,749.07          4.25          448,015.62         703            74.78
North Carolina                       163         41,941,741.75          1.66          257,311.30         703            76.96
Ohio                                  56         14,354,384.06          0.57          256,328.29         714            81.43
Oklahoma                               6          1,044,530.12          0.04          174,088.35         719            74.79
Oregon                                75         19,627,074.66          0.78          261,694.33         702            76.73
Pennsylvania                         111         33,633,023.37          1.33          303,000.21         705            77.51
Rhode Island                           3            639,600.00          0.03          213,200.00         709            83.43
South Carolina                        85         24,623,979.69          0.97          289,693.88         708            76.19
South Dakota                           2            571,527.32          0.02          285,763.66         677            73.88
Tennessee                             39         10,576,960.61          0.42          271,204.12         709            77.52
Texas                                128         35,155,858.72          1.39          274,655.15         700            79.93
Utah                                  41         14,920,541.24          0.59          363,915.64         695            73.31
Vermont                                3            743,472.24          0.03          247,824.08         704            84.25
Virginia                             320        108,223,293.56          4.28          338,197.79         699            77.33
Washington                           290         85,761,205.04          3.39          295,728.29         697            77.39
West Virginia                         11          4,064,845.55          0.16          369,531.41         725            77.29
Wisconsin                             28          7,136,065.44          0.28          254,859.48         703            77.40
Wyoming                                3            536,250.00          0.02          178,750.00         748            82.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57        100.00%        $360,953.87         699            74.69%
================================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 0.43% of the Aggregate
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                40
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE      AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF         WEIGHTED        WEIGHTED
CURRENT MORTGAGE LOAN             MORTGAGE       PRINCIPAL        PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
PRINCIPAL BALANCES ($)             LOANS          BALANCE          BALANCE       BALANCE           SCORE       ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                      10     $      384,480.76       0.02%    $   38,448.08         721           75.67%
50,000.01 - 100,000.00               142         12,111,723.84       0.48         85,293.83         717           78.06
100,000.01 - 150,000.00              594         76,848,121.69       3.04        129,373.94         708           79.51
150,000.01 - 200,000.00              826        144,904,286.34       5.73        175,428.92         704           78.98
200,000.01 - 250,000.00              821        185,127,567.49       7.32        225,490.34         707           78.29
250,000.01 - 300,000.00              856        235,912,552.54       9.33        275,598.78         705           77.59
300,000.01 - 350,000.00              712        231,689,655.04       9.16        325,406.82         705           77.38
350,000.01 - 400,000.00              853        322,907,143.56      12.77        378,554.68         707           75.14
400,000.01 - 450,000.00              569        241,071,534.19       9.53        423,675.81         696           75.10
450,000.01 - 500,000.00              470        224,630,765.76       8.88        477,937.80         694           74.53
500,000.01 - 550,000.00              294        154,372,575.60       6.10        525,076.79         690           74.03
550,000.01 - 600,000.00              228        131,777,775.82       5.21        577,972.70         684           73.84
600,000.01 - 650,000.00              203        127,848,773.42       5.05        629,796.91         685           73.90
650,000.01 - 700,000.00               61         41,322,638.76       1.63        677,420.31         678           71.59
700,000.01 - 750,000.00               55         40,121,393.09       1.59        729,479.87         678           68.39
750,000.01 - 800,000.00               38         29,421,817.19       1.16        774,258.35         680           68.01
800,000.01 - 850,000.00               34         28,207,435.64       1.12        829,630.46         683           67.21
850,000.01 - 900,000.00               30         26,408,837.15       1.04        880,294.57         681           66.19
900,000.01 - 950,000.00               22         20,402,274.56       0.81        927,376.12         675           67.87
950,000.01 - 1,000,000.00             89         88,290,138.52       3.49        992,024.03         682           64.91
1,000,000.01 - 1,500,000.00           57         76,597,327.64       3.03      1,343,812.77         730           71.27
1,500,000.01 - 2,000,000.00           33         59,004,052.84       2.33      1,788,001.60         723           69.01
2,000,000.01 - 2,500,000.00            5         12,055,288.02       0.48      2,411,057.60         730           70.35
2,500,000.01 - 3,000,000.00            2          5,095,573.11       0.20      2,547,786.56         748           72.05
3,000,000.01 over                      3         12,690,000.00       0.50      4,230,000.00         732           58.05
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57     100.00%    $  360,953.87         699           74.69%
===========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Aggregate Mortgage Loans is expected to be approximately $360,954.

BANC OF AMERICA SECURITIES LLC                                                41
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                          WEIGHTED
ORIGINAL LOAN-TO-                 MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
VALUE RATIOS (%)                    LOANS         BALANCE          BALANCE      BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                           1     $      500,000.00       0.02%    $500,000.00          693              9.09%
10.01 - 15.00                          1             99,553.97       0.00       99,553.97          690             14.93
15.01 - 20.00                          3            332,124.24       0.01      110,708.08          694             16.74
20.01 - 25.00                         12          3,711,287.72       0.15      309,273.98          706             22.24
25.01 - 30.00                         19          4,870,836.11       0.19      256,359.80          685             27.97
30.01 - 35.00                         31         10,719,708.55       0.42      345,797.05          704             32.88
35.01 - 40.00                         47         19,936,329.52       0.79      424,177.22          685             37.31
40.01 - 45.00                         63         29,541,136.46       1.17      468,906.93          681             42.45
45.01 - 50.00                        111         51,832,287.54       2.05      466,957.55          689             47.85
50.01 - 55.00                        117         53,741,376.74       2.12      459,328.01          690             53.23
55.01 - 60.00                        182         91,067,109.61       3.60      500,368.73          692             58.04
60.01 - 65.00                        273        134,080,265.50       5.30      491,136.50          686             63.29
65.01 - 70.00                        450        230,430,462.12       9.11      512,067.69          690             68.75
70.01 - 75.00                        829        372,112,873.89      14.71      448,869.57          695             73.79
75.01 - 80.00                      4,068      1,321,411,147.58      52.25      324,830.67          703             79.62
80.01 - 85.00                         79         26,016,586.63       1.03      329,323.88          729             83.74
85.01 - 90.00                        320         80,987,433.08       3.20      253,085.73          723             89.57
90.01 - 95.00                        394         95,823,719.26       3.79      243,207.41          714             94.74
95.01 - 100.00                         7          1,989,494.05       0.08      284,213.44          786            100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57     100.00%    $360,953.87          699             74.69%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Mortgage Loans is expected to be approximately
     74.69%.

BANC OF AMERICA SECURITIES LLC                                                42
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

       CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE MORTGAGE LOANS (1)

                                                 AGGREGATE           PERCENT OF        AVERAGE
                                 NUMBER OF        CUT-OFF            AGGREGATE         CUT-OFF                           WEIGHTED
CURRENT MORTGAGE                  MORTGAGE       PRINCIPAL       CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
INTEREST RATES (%)                  LOANS         BALANCE             BALANCE          BALANCE       CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

3.751 - 4.000                          1     $      216,884.24          0.01%        $216,884.24          685             78.53%
4.001 - 4.250                          1            329,360.00          0.01          329,360.00          698             80.00
4.251 - 4.500                         14          3,805,717.85          0.15          271,836.99          724             80.13
4.501 - 4.750                         25          7,220,551.03          0.29          288,822.04          741             78.48
4.751 - 5.000                        221         54,720,260.44          2.16          247,602.99          730             78.69
5.001 - 5.250                        101         29,809,874.03          1.18          295,147.27          705             79.65
5.251 - 5.500                        146         40,119,995.60          1.59          274,794.49          716             78.91
5.501 - 5.750                        215         71,147,965.47          2.81          330,920.77          723             76.69
5.751 - 6.000                      3,386      1,310,965,410.10         51.83          387,172.30          697             73.88
6.001 - 6.250                      1,525        558,237,513.61         22.07          366,057.39          699             74.49
6.251 - 6.500                        962        333,929,937.42         13.20          347,120.52          696             75.29
6.501 - 6.750                        293         88,424,376.17          3.50          301,789.68          693             76.69
6.751 - 7.000                         92         22,254,960.19          0.88          241,901.74          697             76.44
7.001 - 7.250                         19          5,927,820.42          0.23          311,990.55          700             80.68
7.251 - 7.500                          3          1,211,015.20          0.05          403,671.73          697             80.00
7.501 - 7.750                          1            324,790.51          0.01          324,790.51          687             68.63
7.751 - 8.000                          1            325,784.74          0.01          325,784.74          632             80.00
8.251 - 8.500                          1            231,515.55          0.01          231,515.55          738             70.29
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57        100.00%        $360,953.87          699             74.69%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Mortgage Loans is expected to be approximately 6.032% per annum.

BANC OF AMERICA SECURITIES LLC                                                43
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                GROSS MARGINS OF THE AGGREGATE MORTGAGE LOANS (1)

                                                 AGGREGATE           PERCENT OF        AVERAGE
                                 NUMBER OF        CUT-OFF            AGGREGATE         CUT-OFF                          WEIGHTED
                                  MORTGAGE       PRINCIPAL       CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
GROSS MARGIN (%)                    LOANS          BALANCE            BALANCE          BALANCE       CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

2.250                                900     $  308,322,892.47         12.19%        $342,580.99          697             75.79%
2.500                                  2          1,254,000.00          0.05          627,000.00          682             76.20
2.750                              6,105      2,219,626,840.10         87.76          363,575.24          700             74.54
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57        100.00%        $360,953.87          699             74.69%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
     Mortgage Loans is expected to be approximately 2.689% per annum.

                RATE CEILINGS OF THE AGGREGATE MORTGAGE LOANS (1)

                                                  AGGREGATE          PERCENT OF        AVERAGE
                                 NUMBER OF          CUT-OFF          AGGREGATE         CUT-OFF                          WEIGHTED
                                  MORTGAGE        PRINCIPAL      CUT-OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
RATE CEILINGS (%)                   LOANS          BALANCE            BALANCE          BALANCE       CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

8.751 - 9.000                          1     $      216,884.24          0.01%        $216,884.24          685             78.53%
9.001 - 9.250                          1            329,360.00          0.01          329,360.00          698             80.00
9.251 - 9.500                         13          3,474,256.14          0.14          267,250.47          724             80.14
9.501 - 9.750                         23          6,343,137.31          0.25          275,788.58          740             78.30
9.751 - 10.000                       219         53,979,614.91          2.13          246,482.26          731             78.81
10.001 - 10.250                       96         25,025,021.59          0.99          260,677.31          694             82.16
10.251 - 10.500                      141         36,505,887.33          1.44          258,907.00          716             80.40
10.501 - 10.750                      174         55,844,843.49          2.21          320,947.38          719             77.83
10.751 - 11.000                    3,387      1,312,030,012.52         51.88          387,372.31          697             73.85
11.001 - 11.250                    1,530        563,022,366.05         22.26          367,988.47          700             74.43
11.251 - 11.500                      969        338,191,933.35         13.37          349,011.28          696             75.18
11.501 - 11.750                      336        104,418,259.13          4.13          310,768.63          699             76.08
11.751 - 12.000                       90         20,905,063.67          0.83          232,278.49          695             78.83
12.001 - 12.250                       19          6,186,863.91          0.24          325,624.42          695             79.36
12.251 - 12.500                        3          1,312,224.82          0.05          437,408.27          725             80.00
12.501 - 12.750                        1            324,790.51          0.01          324,790.51          687             68.63
12.751 - 13.000                        1            325,784.74          0.01          325,784.74          632             80.00
13.001 - 13.250                        1            343,186.52          0.01          343,186.52          726             80.00
13.251 - 13.500                        1            231,515.55          0.01          231,515.55          738             70.29
13.751 - 14.000                        1            192,726.79          0.01          192,726.79          706             39.37
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57        100.00%        $360,953.87          699             74.69%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
     Mortgage Loans is expected to be approximately 11.043% per annum.

BANC OF AMERICA SECURITIES LLC                                                44
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

         FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE MORTGAGE LOANS (1)

                                                             PERCENT OF
                                               AGGREGATE      AGGREGATE     AVERAGE                        WEIGHTED
                                 NUMBER OF      CUT-OFF        CUT-OFF      CUT-OFF                         AVERAGE
FIRST RATE                        MORTGAGE     PRINCIPAL      PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ADJUSTMENT DATE                    LOANS        BALANCE        BALANCE      BALANCE       CREDIT SCORE        LTV
-------------------------------------------------------------------------------------------------------------------

August 1, 2006                        2      $  622,291.40      0.02%     $311,145.70          698          67.42%
October 1, 2006                       2         775,857.85      0.03       387,928.93          771          80.00
November 1, 2006                      5       1,420,995.99      0.06       284,199.20          720          69.63
December 1, 2006                      6       2,458,788.81      0.10       409,798.14          645          66.34
January 1, 2007                       3       1,619,067.30      0.06       539,689.10          734          50.53
February 1, 2007                      2         903,799.15      0.04       451,899.58          703          86.50
March 1, 2007                         1         257,743.40      0.01       257,743.40          705          70.00
April 1, 2007                         4       1,725,704.36      0.07       431,426.09          649          74.53
May 1, 2007                           2         490,097.06      0.02       245,048.53          694          87.68
June 1, 2007                          4       1,314,073.23      0.05       328,518.31          675          71.12
July 1, 2007                          7       1,695,016.71      0.07       242,145.24          712          80.21
August 1, 2007                        3         855,037.89      0.03       285,012.63          708          89.28
September 1, 2007                     4         837,449.65      0.03       209,362.41          658          65.81
October 1, 2007                       4         931,336.88      0.04       232,834.22          670          89.93
November 1, 2007                      3       1,978,870.65      0.08       659,623.55          718          57.33
December 1, 2007                      5       1,323,686.01      0.05       264,737.20          727          70.99
January 1, 2008                       6       1,753,832.36      0.07       292,305.39          709          70.50
February 1, 2008                      3         833,197.25      0.03       277,732.42          691          57.20
April 1, 2008                         1         393,370.77      0.02       393,370.77          806          74.77
June 1, 2008                          3       2,682,069.28      0.11       894,023.09          706          67.73
July 1, 2008                          5       1,686,406.89      0.07       337,281.38          699          82.85
August 1, 2008                       12       3,787,571.24      0.15       315,630.94          725          69.82
September 1, 2008                    19       5,875,223.19      0.23       309,222.27          742          73.50
October 1, 2008                       9       3,689,693.61      0.15       409,965.96          744          78.91
November 1, 2008                      7       5,387,667.34      0.21       769,666.76          765          69.31
December 1, 2008                     10       3,859,201.13      0.15       385,920.11          732          69.60
January 1, 2009                       3       1,245,189.74      0.05       415,063.25          637          66.74
February 1, 2009                      2       1,113,223.77      0.04       556,611.89          741          72.45
March 1, 2009                         4         957,331.00      0.04       239,332.75          664          86.10
April 1, 2009                         1         280,000.00      0.01       280,000.00          598          75.07
May 1, 2009                           2         524,189.95      0.02       262,094.98          674          72.53
June 1, 2009                          1         200,244.10      0.01       200,244.10          662          95.00
July 1, 2009                         21       5,628,004.77      0.22       268,000.23          704          81.41
August 1, 2009                       35       7,459,358.95      0.29       213,124.54          711          77.27
September 1, 2009                    12       3,413,603.69      0.13       284,466.97          709          81.11
October 1, 2009                       3         829,570.00      0.03       276,523.33          762          88.11
November 1, 2009                      2         592,876.00      0.02       296,438.00          748          78.28
December 1, 2009                      3       1,055,676.24      0.04       351,892.08          617          80.00

BANC OF AMERICA SECURITIES LLC                                                45
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

    FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE MORTGAGE LOANS (CONTINUED)(1)

                                                              PERCENT OF
                                                AGGREGATE      AGGREGATE     AVERAGE                       WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF      CUT-OFF                        AVERAGE
   FIRST RATE                     MORTGAGE      PRINCIPAL      PRINCIPAL    PRINCIPAL   WEIGHTED AVERAGE   ORIGINAL
ADJUSTMENT DATE                    LOANS         BALANCE        BALANCE      BALANCE      CREDIT SCORE        LTV
-------------------------------------------------------------------------------------------------------------------

January 1, 2010                      25        6,178,902.65      0.24      247,156.11          712           85.19
February 1, 2010                     36        8,747,762.48      0.35      242,993.40          706           74.59
March 1, 2010                        40        8,260,002.75      0.33      206,500.07          711           80.34
April 1, 2010                        92       23,970,061.88      0.95      260,544.15          714           79.27
May 1, 2010                         166       48,865,380.31      1.93      294,369.76          704           77.40
June 1, 2010                        148       38,922,597.28      1.54      262,990.52          706           79.36
July 1, 2010                         78       21,324,479.36      0.84      273,390.76          705           80.71
August 1, 2010                       72       23,337,835.77      0.92      324,136.61          693           78.08
September 1, 2010                   293      106,933,782.69      4.23      364,961.72          691           76.31
October 1, 2010                     217       74,113,466.45      2.93      341,536.71          702           75.27
November 1, 2010                    385      142,035,984.26      5.62      368,924.63          700           75.72
December 1, 2010                    649      251,096,370.10      9.93      386,897.33          701           74.02
January 1, 2011                     241       87,512,508.44      3.46      363,122.44          706           75.36
February 1, 2011                    164       54,461,808.83      2.15      332,084.20          707           73.39
March 1, 2011                       172       46,589,579.68      1.84      270,869.65          704           77.43
April 1, 2011                       433      115,569,427.80      4.57      266,903.99          711           78.26
May 1, 2011                         341       87,954,130.74      3.48      257,930.00          711           78.11
June 1, 2011                         55       15,018,492.33      0.59      273,063.50          726           78.72
July 1, 2011                          5        1,943,973.70      0.08      388,794.74          695           78.41
August 1, 2011                       12        3,492,101.76      0.14      291,008.48          696           75.89
September 1, 2011                    10        3,495,443.38      0.14      349,544.34          689           78.28
October 1, 2011                       1          152,762.18      0.01      152,762.18          696           80.00
December 1, 2011                      1           63,212.86      0.00       63,212.86          714           90.00
March 1, 2012                         2          354,405.00      0.01      177,202.50          703           89.24
April 1, 2012                        13        4,563,000.30      0.18      351,000.02          686           75.93
May 1, 2012                          54       21,684,447.82      0.86      401,563.85          703           75.19
June 1, 2012                         27        7,793,551.03      0.31      288,650.04          715           80.51
July 1, 2012                          5        1,415,365.26      0.06      283,073.05          688           77.69
August 1, 2012                        8        2,773,519.85      0.11      346,689.98          720           77.16
September 1, 2012                    39       11,658,042.35      0.46      298,924.16          685           75.12
October 1, 2012                      39       12,467,429.85      0.49      319,677.69          690           76.28
November 1, 2012                     69       29,200,354.18      1.15      423,193.54          691           76.98
December 1, 2012                    133       56,378,316.87      2.23      423,897.12          706           73.11
January 1, 2013                      61       23,660,734.90      0.94      387,880.90          713           76.40
February 1, 2013                      4        1,585,784.64      0.06      396,446.16          697           71.92
March 1, 2013                         4        1,085,143.03      0.04      271,285.76          713           69.42
April 1, 2013                        29        7,206,193.57      0.28      248,489.43          689           78.23
May 1, 2013                          85       22,503,096.95      0.89      264,742.32          722           77.28

BANC OF AMERICA SECURITIES LLC                                                46
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

    FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE MORTGAGE LOANS (CONTINUED)(1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
FIRST RATE                        MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
ADJUSTMENT DATE                    LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

June 1, 2013                           6          1,402,522.68       0.06      233,753.78        740            80.82
June 1, 2015                          57         21,235,715.62       0.84      372,556.41        688            74.80
July 1, 2015                         115         43,640,374.31       1.73      379,481.52        690            71.61
August 1, 2015                        93         37,885,810.42       1.50      407,374.31        691            71.51
September 1, 2015                    240        105,300,214.70       4.16      438,750.89        695            71.70
October 1, 2015                      264        104,685,557.57       4.14      396,536.20        687            73.73
November 1, 2015                     344        151,504,731.48       5.99      440,420.73        690            71.71
December 1, 2015                     429        188,020,739.04       7.43      438,276.78        691            71.05
January 1, 2016                      260        116,152,006.10       4.59      446,738.49        696            72.23
February 1, 2016                      56         23,994,262.57       0.95      428,468.97        692            73.71
March 1, 2016                         27         12,387,047.91       0.49      458,779.55        694            75.12
April 1, 2016                        184         74,744,371.49       2.96      406,219.41        690            74.66
May 1, 2016                          475        190,364,743.42       7.53      400,767.88        704            75.24
June 1, 2016                          28         11,058,864.37       0.44      394,959.44        699            75.80
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57     100.00%    $360,953.87        699            74.69%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 80 months.

               REMAINING TERMS OF THE AGGREGATE MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
REMAINING TERM                    MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
(MONTHS)                           LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

281 - 300                             14     $    4,383,705.86       0.17%    $313,121.85        708            76.48%
301 - 320                             52         18,578,307.66       0.73      357,275.15        697            68.34
321 - 340                            137         36,703,182.00       1.45      267,906.44        701            78.85
341 - 360                          6,804      2,469,538,537.05      97.64      362,953.93        699            74.68
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57     100.00%    $360,953.87        699            74.69%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Aggregate Mortgage Loans is expected to be approximately
     352 months.

BANC OF AMERICA SECURITIES LLC                                                47
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

        CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
                                  MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
CREDIT SCORES                      LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

801 - 850                            120     $   39,092,871.61       1.55%    $325,773.93        806            79.51%
751 - 800                          1,030        336,619,475.18      13.31      326,815.02        775            78.79
701 - 750                            842        295,606,423.32      11.69      351,076.51        728            75.12
651 - 700                          4,873      1,804,368,536.13      71.34      370,278.79        680            73.79
601 - 650                            113         42,371,512.59       1.68      374,969.14        634            71.98
551 - 600                             11          3,413,542.43       0.13      310,322.04        582            76.51
501 - 550                              1            116,175.00       0.00      116,175.00        510            73.30
Not Scored                            17          7,615,196.31       0.30      447,952.72          0            81.51
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57     100.00%    $360,953.87        699            74.69%
===========================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

BANC OF AMERICA SECURITIES LLC                                                48
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

 ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
ORIGINAL DEBT-TO-                 MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
INCOME RATIOS (%)                  LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

0.01 - 1.00                            1     $       93,652.00       0.00%    $ 93,652.00        699            80.00%
1.01 - 5.00                            3            940,139.45       0.04      313,379.82        763            78.10
5.01 - 10.00                          25         12,759,763.88       0.50      510,390.56        719            72.01
10.01 - 15.00                         55         27,225,155.18       1.08      495,002.82        724            66.84
15.01 - 20.00                        174         58,956,040.98       2.33      338,827.82        712            70.22
20.01 - 25.00                        337        121,870,214.50       4.82      361,632.68        708            73.10
25.01 - 30.00                        694        247,216,647.24       9.77      356,219.95        706            72.78
30.01 - 35.00                      1,090        400,840,969.00      15.85      367,744.01        699            73.77
35.01 - 40.00                      1,521        558,356,087.52      22.08      367,098.02        698            74.77
40.01 - 45.00                      1,640        596,485,127.21      23.58      363,710.44        694            75.59
45.01 - 50.00                      1,151        401,021,618.93      15.86      348,411.48        697            76.76
50.01 - 55.00                        124         45,930,069.75       1.82      370,403.79        686            74.19
55.01 - 60.00                         48         15,416,694.02       0.61      321,181.13        686            78.19
60.01 - 65.00                         76         23,455,910.16       0.93      308,630.40        732            77.34
65.01 - 70.00                         52         13,769,528.20       0.54      264,798.62        728            79.41
70.01 - 75.00                          4          1,238,103.98       0.05      309,526.00        739            68.42
75.01 - 80.00                          3            888,324.48       0.04      296,108.16        754            67.49
80.01 - 85.00                          3          1,397,906.53       0.06      465,968.84        750            70.80
90.01 - 95.00                          1            195,331.94       0.01      195,331.94        760            80.00
Not Scored                             5          1,146,447.62       0.05      229,289.52        672            73.44
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57     100.00%    $360,953.87        699            74.69%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Mortgage Loans is expected to be approximately 37.79%.

BANC OF AMERICA SECURITIES LLC                                                49
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities(TM) LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

          MONTHS SINCE ORIGINATION OF THE AGGREGATE MORTGAGE LOANS (1)

                                                                 PERCENT OF
                                                 AGGREGATE        AGGREGATE     AVERAGE
                                 NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF       WEIGHTED         WEIGHTED
MONTHS SINCE                      MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL       AVERAGE     AVERAGE ORIGINAL
ORIGINATION                        LOANS          BALANCE          BALANCE      BALANCE     CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------------------

1 - 6                              2,062     $  661,153,139.01      26.14%    $320,636.83        705            76.35%
7 - 12                             3,874      1,547,521,049.56      61.19      399,463.36        697            73.57
13 - 18                              840        254,599,156.73      10.07      303,094.23        702            76.84
19 - 24                              107         26,718,206.90       1.06      249,702.87        703            79.69
25 - 30                               33          9,399,125.61       0.37      284,821.99        691            81.17
31 - 36                               23          6,231,279.52       0.25      270,925.20        689            74.63
37 - 42                                7          2,494,141.05       0.10      356,305.86        721            62.25
43 - 48                               23          8,289,708.48       0.33      360,422.11        723            67.77
49 - 54                               13          4,355,111.33       0.17      335,008.56        671            77.76
55 - 60                               12          4,338,308.52       0.17      361,525.71        666            67.98
67 - 72                                5          1,880,456.49       0.07      376,091.30        703            78.04
73 - 78                                8          2,224,049.37       0.09      278,006.17        703            74.72
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,007     $2,529,203,732.57     100.00%    $360,953.87        699            74.69%
===========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Mortgage Loans is expected to be approximately 9 months.

BANC OF AMERICA SECURITIES LLC                                                50
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------